This is filed pursuant to Rule 497(c).
File Nos. 2-79807 and 811-3586

[LOGO]                                               ALLIANCE MUNICIPAL TRUST

----------------------------------------------------------------
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
----------------------------------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION
                         November 1, 2002

----------------------------------------------------------------

          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the prospectus, dated November 1, 2002, of Alliance Municipal Trust (the "Prospectus"). Financial statements for Alliance Municipal Trust (the "Fund") for the year ended June 30, 2002 are included in the Fund's annual reports to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the Fund's annual reports may be obtained by contacting the Fund at the address or telephone number shown above.

                        TABLE OF CONTENTS
                        -----------------

                                                             Page
                                                             ----

Investment Objectives and Policies...............................
Investment Restrictions..........................................
Management.......................................................
Purchases and Redemption of Shares...............................
Additional Information...........................................
Daily Dividends-Determination of Net Asset Value.................
Taxes............................................................
General Information..............................................
Financial Statements and Reports of Independent Accountants......
Appendix A-Description of Municipal Securities................A-1
Appendix B-Description of Securities Ratings..................B-1
--------------------------
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.


----------------------------------------------------------------
                INVESTMENT OBJECTIVES AND POLICIES
----------------------------------------------------------------

          Alliance Municipal Trust (the "Fund") is an open-end management investment company. The Fund was reorganized as a Massachusetts business trust in April 1985, having previously been a Maryland corporation since formation in January 1983. Effective November 1, 1991, the Fund's former name of Alliance Tax-Exempt Reserves was changed to Alliance Municipal Trust.

          The Fund consists of eleven distinct portfolios, the General Portfolio, the New York Portfolio, the California Portfolio, the Connecticut Portfolio, the New Jersey Portfolio, the Virginia Portfolio, the Florida Portfolio, the Massachusetts Portfolio, the Pennsylvania Portfolio, the Ohio Portfolio and the North Carolina Portfolio (each a "Portfolio"), each of which is, in effect, a separate fund issuing a separate class of shares. The investment objectives of each Portfolio are safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income that is exempt from income taxation to the extent described below. As a matter of fundamental policy, each Portfolio normally invests at least 80% of its net assets in high-quality municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. As a matter of fundamental policy, each Portfolio, except the Florida, Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios, pursues its objectives by investing in high-quality municipal securities having remaining maturities of one year (397 days with respect to the New Jersey and Virginia Portfolios), or less, which maturities may extend to 397 days (which maturities may extend to such greater length of time as may be permitted from time to time pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). The Florida, Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios pursue their objectives by investing in high-quality municipal securities having remaining maturities of 397 days or less (or such greater length of time as permitted under Rule 2a-7).

          While no Portfolio may change any "fundamental" policy without shareholder approval, the other investment policies set forth in this SAI may be changed by a Portfolio upon notice but without such approval. Except as otherwise provided above, each Portfolio's investment objectives and policies are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed without a shareholder vote. The Fund may in the future establish additional portfolios, which may have different investment objectives. There can be no assurance, as is true with all investment companies, that any Portfolio will achieve its investment objectives.

          Although the Portfolios may invest up to 20% of their total assets in taxable money market securities, substantially all of each Portfolio's income normally will be tax-exempt. Each Portfolio investing in a particular state may purchase municipal securities issued by other states if Alliance Capital Management L.P. (the "Adviser" or "Alliance") believes that suitable municipal securities of that state are not available for investment. To the extent of its investments in other states' municipal securities, a Portfolio's income will be exempt only from Federal income tax, not state personal income tax or other state tax.

          General Portfolio. To the extent consistent with its other investment objectives, the General Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. Such income may be subject to state or local income taxes.

          New York Portfolio. To the extent consistent with its other investment objectives, the New York Portfolio seeks maximum current income that is exempt from Federal, New York State and New York City personal income taxes by investing principally in a non-diversified portfolio of high-quality municipal securities issued by New York State or its political subdivisions, or securities otherwise exempt from New York state income tax. Except when the New York Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from New York state income tax and net assets include any borrowings for investment purposes. Shares of the New York Portfolio are offered only to New York State residents.

          California Portfolio. To the extent consistent with its other investment objectives, the California Portfolio seeks maximum current income that is exempt from both Federal income taxes and California personal income tax by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of California or its political subdivisions, or securities otherwise exempt from California State income tax. Except when the California Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from California state income tax and net assets include any borrowings for investment purposes. Shares of the California Portfolio are available only to California residents.

          Connecticut Portfolio. To the extent consistent with its other investment objectives, the Connecticut Portfolio seeks maximum current income that is exempt from Federal and Connecticut personal income taxes by investing principally in a non-diversified portfolio of high-quality municipal securities issued by Connecticut or its political subdivisions, or securities otherwise exempt from Connecticut state income tax. Except when the Connecticut Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from Connecticut state income tax and net assets include any borrowings for investment purposes. Shares of the Connecticut Portfolio are offered only to Connecticut residents.

          New Jersey Portfolio. To the extent consistent with its other investment objectives, the Portfolio seeks maximum current income that is exempt from Federal and New Jersey State personal income taxes by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of New Jersey or its political subdivisions, or securities otherwise exempt from New Jersey state income tax. Except when the New Jersey Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from New Jersey state income tax and net assets include any borrowings for investment purposes. Shares of the New Jersey Portfolio are offered only to New Jersey residents.

          Virginia Portfolio. To the extent consistent with its other investment objectives, the Virginia Portfolio seeks maximum current income that is exempt from both Federal income taxes and Virginia personal income tax by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of Virginia or its political subdivisions, or securities otherwise exempt from Virginia state income tax. Except when the Virginia Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from Virginia state income tax and net assets include any borrowings for investment purposes. Shares of the Virginia Portfolio are available only to Virginia residents.

          Florida Portfolio. To the extent consistent with its other investment objectives, the Florida Portfolio seeks maximum current income that is exempt from both Federal income taxes and State of Florida intangible tax by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of Florida or its political subdivisions, or securities otherwise exempt from Florida state intangible tax. Except when the Florida Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from Florida state intangible tax and net assets include any borrowings for investment purposes. Shares of the Florida Portfolio are available only to Florida residents.

          Massachusetts Portfolio. To the extent consistent with its other investment objectives, the Massachusetts Portfolio seeks maximum current income that is exempt from both Federal income taxes and Commonwealth of Massachusetts tax by investing principally in a non-diversified portfolio of high quality municipal securities issued by the Commonwealth of Massachusetts or its political subdivisions, or otherwise exempt from Massachusetts state income tax. Except when the Massachusetts Portfolio assumes a temporary defensive position, at least 80% of its net assets will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from Massachusetts state income tax and net assets include any borrowings for investment purposes. The Massachusetts Portfolio may invest in restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, including securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Securities Act"). Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act. Shares of the Massachusetts Portfolio are offered only to Massachusetts residents.

          Pennsylvania Portfolio. To the extent consistent with its other investment objectives, the Pennsylvania Portfolio seeks maximum current income that is exempt from both Federal income taxes and Commonwealth of Pennsylvania tax by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the Commonwealth of Pennsylvania or its political subdivisions, or securities otherwise exempt from Pennsylvania state income tax. Except when the Pennsylvania Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from Pennsylvania state income tax and net assets include any borrowings for investment purposes. The Pennsylvania Portfolio may invest in restricted securities. Those restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, including securities eligible for resale under Rule 144A under the Securities Act, will not be treated as illiquid securities. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act. Shares of the Pennsylvania Portfolio are offered only to Pennsylvania residents.

          Ohio Portfolio. To the extent consistent with its other investment objectives, the Ohio Portfolio seeks maximum current income that is exempt from both Federal income taxes and State of Ohio tax by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of Ohio or its political subdivisions, or securities otherwise exempt from Ohio state income tax. Except when the Ohio Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from Ohio state income tax and net assets include any borrowings for investment purposes. The Ohio Portfolio may invest in restricted securities. Those restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, including securities eligible for resale under Rule 144A under the Securities Act will not be treated as illiquid securities. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act. Shares of the Ohio Portfolio are offered only to Ohio residents.

          North Carolina Portfolio. To the extent consistent with its other investment objectives, the North Carolina Portfolio seeks maximum current income that is exempt from both Federal income taxes and State of North Carolina tax. As a matter of fundamental policy, the North Carolina Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of North Carolina or its political subdivisions, or securities otherwise exempt from North Carolina state income tax. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise from North Carolina state income tax and net assets include any borrowings for investment purposes. The North Carolina Portfolio may invest in restricted securities. Those restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, including securities eligible for resale under Rule 144A under the Securities Act, will not be treated as illiquid securities. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act. Shares of the North Carolina Portfolio are offered only to North Carolina residents.

          To the extent suitable New York, California,
Connecticut, New Jersey, Virginia, Florida, Massachusetts, Pennsylvania, Ohio and North Carolina municipal securities, as applicable, are not available for investment by the respective Portfolio, the respective Portfolio may purchase municipal securities issued by other states and political subdivisions. The dividends designated as derived from interest income on such municipal securities generally will be exempt from Federal income taxes but will not be exempt from applicable taxes in the named states.

Municipal Securities
--------------------

          The term "municipal securities," as used in the Prospectus and this SAI, means obligations issued by or on behalf of states, territories, and possessions of the United States or their political subdivisions, agencies and instrumentalities, the interest from which is exempt (subject to the alternative minimum tax) from Federal income taxes. The municipal securities in which the Portfolios invest are limited to those obligations which at the time of purchase:

          1. are backed by the full faith and credit of the United States; or

          2. are municipal notes, municipal bonds or other types of municipal securities rated in the two highest rating categories by the requisite nationally recognized statistical rating organizations ("NRSROs") such as Moody's Investors Services, Inc. or Standard and Poor's Corporation, or judged by the Adviser to be of comparable quality. (See Appendix A for a description of municipal securities and Appendix B for a description of these ratings.)

Rule 2a-7 under the Act
-----------------------

          Each Portfolio will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. To the extent that a Portfolio's limitations are more permissive than Rule 2a-7, the Portfolio will comply with the more restrictive provisions of the Rule.

          Currently, pursuant to Rule 2a-7, each Portfolio may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). Unrated securities may also be Eligible Securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in Appendix B attached hereto.

          Eligible securities are classified as either first tier securities or second tier securities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are considered to be first tier securities. A security that has received the second highest rating by the requisite number of NRSROs, or is an unrated security of comparable quality, is a second tier security. Under Rule 2a-7 the General Portfolio may not invest more than five percent of its assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. The remaining Portfolios of the Fund are subject to this restriction with respect to 75% of their assets. The Portfolios may not invest in a "conduit security" of a second tier issuer if immediately after the acquisition thereof the Portfolio would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities. A conduit security for purposes of Rule 2a-7 is a security nominally issued by a municipality, but dependent for principal and interest payments on non-municipal issuer's revenues from a non-municipal project.

Alternative Minimum Tax
-----------------------

          Each Portfolio of the Fund may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT"). Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds") have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

          Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of an AMT-Subject Bond is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

Taxable Securities And Temporary Defensive Position
---------------------------------------------------

          Although each Portfolio of the Fund is, and expects to be, largely invested in municipal securities, each Portfolio may elect to invest up to 20% of its total assets in taxable money market securities when such action is deemed to be in the best interests of shareholders. For temporary defensive purposes, when, in the judgment of the Adviser, financial, economic, and/or market conditions warrant, each Portfolio may invest any amount of its total assets in taxable money market securities. When the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objectives. Such taxable money market securities also are limited to remaining maturities of 397 days or less at the time of a Portfolio's investment, and such Portfolio's municipal and taxable securities are maintained at a dollar-weighted average of 90 days or less. Taxable money market securities purchased by a Portfolio include those described below:

          1. marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities; or

          2. certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance
               Corporation; or

          3. commercial paper of prime quality rated in the two highest rating categories by the requisite NRSROs or, if not rated, issued by companies which have an outstanding debt issue rated in the two highest rating categories by the requisite NRSROs. (See Appendix B for a description of these ratings.)

Repurchase Agreements
---------------------

          Each Portfolio may also enter into repurchase agreements pertaining to the types of securities in which it may invest. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Each Portfolio requires continuous maintenance of collateral in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a counterparty defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Portfolio might be delayed in selling the collateral. Repurchase agreements are currently entered into with counterparties deemed to be creditworthy by the Adviser, including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with State Street Bank and Trust Company ("State Street Bank"), the Fund's Custodian. For each repurchase agreement, the Fund requires continual maintenance of the market value of the underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is always less than 397 days. In the event that a counterparty defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Fund might be delayed in selling the collateral. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the counterparty of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

Reverse Repurchase Agreements
-----------------------------

          Each Portfolio may enter into reverse repurchase agreements, which involve the sale of securities held by such Portfolio with an agreement to repurchase the securities at an agreed upon price, date and interest payment, although no Portfolio has entered into, nor has any plans to enter into, such agreements.

Adjustable Rate Obligations
---------------------------

          The interest rate payable on certain municipal securities in which a Portfolio may invest, called "adjustable" obligations, is not fixed and may fluctuate based upon changes in market rates. The interest rate payable on a adjustable rate municipal security is adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of a Portfolio to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The main benefit of an adjustable rate municipal security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of adjustable rate municipal securities enhances the ability of a Portfolio to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximating the full principal amount. The payment of principal and interest by issuers of certain municipal securities purchased by a Portfolio may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets a Portfolio's investment quality requirements.

          Adjustable rate obligations purchased by a Portfolio may include participation interests in variable rate industrial development bonds that are backed by irrevocable letters of credit or guarantees of banks that meet the criteria for banks described above in "Taxable Securities." Purchase of a participation interest gives a Portfolio an undivided interest in certain such bonds. A Portfolio can exercise the right, on not more than 30 days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of such Portfolio's participation interest in the instrument, plus accrued interest, but will do so only (i) as required to provide liquidity to such Portfolio, (ii) to maintain a high quality investment portfolio, or (iii) upon a default under the terms of the demand instrument. Banks retain portions of the interest paid on such adjustable rate industrial development bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. Each Portfolio will comply with Rule 2a-7 with respect to its investments in adjustable rate obligations supported by letters of credit. A Portfolio will not purchase participation interests in adjustable rate industrial development bonds unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by such Portfolio from the bonds in which it holds participation interests is exempt from Federal income taxes. The Adviser will monitor the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by such Portfolio on the basis of published financial agency reports and other research services to which the Adviser may subscribe.

          Each Portfolio, unless otherwise prohibited by the Portfolio's limitations on investment in restricted securities, may invest in high-quality tax-exempt floating or variable rate securities that represent a beneficial interest in the outstanding principal and interest of tax-exempt municipal securities that have been deposited into a trust. These securities typically contain a demand feature or guarantee supported by a creditworthy financial institution that permits the securities' holder to sell the securities at par at the option of the securities' holder on not more than 30 days' notice.

Standby Commitments
-------------------

          The acquisition of a standby commitment does not affect the valuation or maturity of the underlying municipal securities which continue to be valued in accordance with the amortized cost method. Standby commitments acquired by a Portfolio are valued at zero in determining net asset value. Where a Portfolio pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of a Portfolio's portfolio of securities.

When-Issued Securities
----------------------

          Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month after the purchase of municipal bonds and notes. During the period between purchase and settlement, no payment is made by a Portfolio to the issuer and, thus, no interest accrues to such Portfolio from the transaction. When-issued securities may be sold prior to the settlement date, but a Portfolio makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account of each Portfolio, cash, U.S. Government or other liquid high-grade debt securities, having value equal to, or greater than, such commitments. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, a Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from the available cash flow. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time a Portfolio makes the commitment to purchase a municipal security on a when-issued basis, it records the transaction and reflects the value of the security in determining its net asset value.

Illiquid Securities
-------------------

          No Portfolio will invest more than 10% of its net assets in illiquid securities (including illiquid restricted securities with respect to the Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios.) As to these securities, a Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Illiquid securities may include securities that are not readily marketable and, with respect to the Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios, securities subject to legal or contractual restrictions on resale. With respect to the Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios, which may invest in restricted securities, restricted securities determined by the Adviser to be liquid will not be treated as "illiquid" for purposes of the restriction on illiquid securities.

Senior Securities
-----------------

          None of the Portfolios will issue senior securities except as permitted by the Act or the rules, regulations, or interpretations thereof.

General
-------

          Yields on municipal securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond and municipal note market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. There can be no assurance, as is true with all investment companies, that a Portfolio's objectives will be achieved. The achievement of a Portfolio's investment objectives is dependent in part on the continuing ability of the issuers of municipal securities in which a Portfolio invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission, although there have been proposals which would require registration in the future. Each Portfolio generally will hold securities to maturity rather than follow a practice of trading. However, a Portfolio may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in securities markets.

          Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of, and interest on, its municipal securities may be materially affected.

MASSACHUSETTS, PENNSYLVANIA, OHIO AND NORTH CAROLINA PORTFOLIOS.

       THE FOLLOWING POLICIES RELATE TO THE MASSACHUSETTS,
        PENNSYLVANIA, OHIO AND NORTH CAROLINA PORTFOLIOS.

          Restricted Securities. The Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios may also purchas restricted securities, including restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, such as securities eligible for resale under Rule 144A of the Securities Act. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

          A large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders. In recognition of this fact, the Staff of the Securities and Exchange Commission (the "Commission") has stated that Section 4(2) paper may be determined to be liquid by the Trustees, so long as certain conditions, which are described below, are met.

          Rule 144A under the Securities Act establishes a safe harbor from the Securities Act's registration requirements for resale of certain restricted securities to qualified institutional buyers. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Massachusetts, Pennsylvania, Ohio or North Carolina Portfolio, however, could affect adversely the marketability of such portfolio securities and the Massachusetts, Pennsylvania, Ohio or North Carolina Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

          The Adviser takes into account a number of factors in determining whether a restricted security being considered for purchase is liquid, including at least the following:

          (i) the frequency of trades and quotations for the security;

          (ii) the number of dealers making quotations to purchase or sell the security;

          (iii) the number of other potential purchasers of the security;

          (iv) the number of dealers undertaking to make a market in the security;

          (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer);
               and

          (vi) any applicable Commission interpretation or position with respect to such types of securities.

          To make the determination that an issue of Section 4(2) paper is liquid, the Adviser must conclude that the following conditions have been met:

          (i) the Section 4(2) paper must not be traded flat or in default as to principal or interest; and

          (ii) the Section 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO; if the security is unrated, the Adviser must determine that the security is of equivalent quality.

          The Adviser must also consider the trading market for the specific security, taking into account all relevant factors.

          Following the purchase of a restricted security by the Massachusetts, Pennsylvania, Ohio or North Carolina Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of liquid restricted securities.

Asset-Backed Securities
-----------------------

          The Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios may invest in asset-backed securities that meet their existing diversification, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, accounts receivable or municipal securities. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer.

Special Risk Factors of Concentration in a Single State
-------------------------------------------------------

          The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded that state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors of its state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the concentration of the New York, California, Connecticut, New Jersey, Virginia, Florida, Massachusetts, Pennsylvania, Ohio or North Carolina Portfolio (individually, a "State Portfolio") versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of the relevant state's issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Adviser believes that by maintaining each State Portfolio's investment portfolio in liquid, short-term, high-quality investments, including the participation interests and other variable rate obligations that have credit support such as letters of credit from major financial institutions, the State Portfolio is largely insulated from the credit risks that exist on long-term municipal securities of the relevant state.

          The following summaries are included for the purpose of providing a general description of credit and financial conditions of each State Portfolio and are based on information from official statements (described more fully below) made available in connection with the issuance of certain securities in such states. The summaries are not intended to provide a complete description of such states. While the Fund has not undertaken to independently verify such information, it has no reason to believe that such information is not correct in all material aspects. These summaries do not provide specific information regarding all securities in which the Fund is permitted to invest and in particular do not provide specific information on the private business entities whose obligations support the payments on AMT-Subject Bonds.

NEW YORK PORTFOLIO

          The following is based on information obtained from the Annual Information Statement of the State of New York, dated June
3, 2002, and the Update to the Annual Information Statement dated
August 9, 2002.

Debt Reform Act of 2000
-----------------------

          The Debt Reform Act of 2000 (Debt Reform Act) implements statutory initiatives intended to improve the State's borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions:
(a) a phased-in cap on new State-supported debt outstanding of 4 percent of personal income (the existing State-supported debt level is 6 percent of personal income); (b) a phased-in cap on new State-supported debt service costs of 5 percent of total governmental funds receipts (the existing State-supported debt service costs are 5 percent of total governmental receipts); (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

          The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts and is gradually increasing until it is fully phased in at 5 percent in 2013-14. Debt outstanding and debt service costs for the 2002-2003 fiscal year are projected by the Division of the Budget ("DOB") to be within the Debt Reform Act's statutory caps.

          The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

New York Local Government Assistance Corporation
------------------------------------------------

          In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

          As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings. Total State personal income, of which wages and salaries are the largest component, is projected to grow 0.5 percent in 2002, following growth of 2.9 percent for 2001.

Recent Developments
-------------------

          As expected, the World Trade Center terrorist attacks had an even more devastating impact on the State economy than on the national economy as a whole. As a result, the State economy could remain in recession even after the initiation of a recovery for the nation overall. Employment is expected to decline by 0.8 percent in 2002, following a 0.5 percent decline in 2001. Wages and salaries are expected to show an increase of 2.4 percent for 2001, followed by a decline of 1.5 percent for 2002 due to weakness in securities industry profits in the first quarter of 2002.

          The risks to the New York forecast are substantial. Weaker than expected growth for both the national and international economies could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. In contrast, stronger national and international growth could result in an earlier recovery than projected. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, employment growth could be stronger than projected. Financial sector activity remains the largest risk to the New York forecast. Wall Street compensation fell precipitously in early 2002. Continued weakness in this sector would have a deleterious impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy.

2002-03 Financial Plan
----------------------

          In January 2002, the Governor presented a balanced 2002-03 Financial Plan (the Executive Plan) with proposals that closed a combined 2001-02 and 2002-03 General Fund budget gap of $6.8 billion, according to DOB. The Executive Plan reflected legislative and administrative actions taken during 2001-02 following the World Trade Center terrorist attacks that produced savings of $2.4 billion; the use of reserves set aside for economic uncertainties ($1.11 billion) and through the Temporary Assistance for Needy Families (TANF) program ($885 million); and revenue and spending actions totaling $2.4 billion (of which approximately $560 million were non-recurring). As a result, the 2001-02 and 2002-03 Financial Plans were projected to be in balance on a cash basis at that time.

          In April 2002, DOB projected a shortfall of approximately $1.4 billion from the Executive Plan resulting primarily from lower than projected receipts associated with the final settlement of 2001 tax liability. DOB expects that the majority of this shortfall will be non-recurring, with a significant portion attributable to income losses associated with the World Trade Center terrorist attacks.

          On May 22, 2002, DOB issued a revised 2002-03 Financial Plan following final action on the budget by the State Legislature (the Enacted Plan) to reflect enactment of a series of non-recurring actions to offset the projected revenue losses and produce a balanced 2002-03 Financial Plan. The actions include a tax amnesty program, increased receipts from the sale of abandoned property, a change in the payment date for various business taxes, and utilization of available cash reserves and other fund balances.

          As compared to the Executive Plan, the Enacted Plan also supports spending restorations of approximately $600 million related to education, health, economic development, and human services. These costs are fully financed through actions to reduce spending or increase revenues on a recurring basis, including education building aid reform, workforce savings through attribution and an early retirement program, and tobacco tax increases and enforcement actions, as well as the use of resources from other funds.

          General Fund receipts and transfers from other funds are projected to total $39.90 billion in 2002-03, a decrease in $1.25 billion or -3.0 percent from the 2001-02 fiscal year. General Fund disbursements, including transfers to other funds, are projected to total $40.22 billion for 2002-03, an annual decrease of $1.01 billion or -2.4 percent from the 2001-02 fiscal year. The General Fund closing balance is projected to total $716 million, a decline of $316 million from 2001-02.

          Projected General Fund disbursements in the Enacted Plan are essentially unchanged from the levels projected in the Executive Plan. The annual decrease in spending results from efforts to limit the growth of State operations, capital and debt service costs, and by the reduction of General Fund spending through the use of alternate financing sources, including TANF reserves and health care resources created under the Health Care Reform Act (HCRA). These reductions are partially offset by increases for school aid, collective bargaining, pensions and other fringe benefits, and underlying programmatic growth in health programs.

          All Governmental Funds spending for 2002-03 is projected to be $89.56 billion, consisting of $59.35 billion in State-supported spending and $30.21 billion in federal aid. This represents an increase of $5.08 billion or 6.0 percent for 2001-02 (after excluding federal World Trade Center "pass-through" disaster assistance funds to The City of New York and other localities).

          The 2002-03 General Fund balance excludes amounts on deposit in the refund reserve account. The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year and projects to have a balance of $427 million on deposit at the end of 2002-03 (a decline of $1.25 billion from 2001-02). A portion of these reserves ($1.1 billion) are expected to be used to help balance the Enacted Plan by replacing revenues lost in the aftermath of the World Trade Center terrorist attacks. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one fiscal year to the next. Changes to the refund reserve impact the level of reported personal income tax receipts.

          The State issued its First Quarterly Update to the 2002-03 State Financial Plan on July 12, 2002 (the "July Plan"). The July Plan remains in balance and makes no revisions to the receipts and disbursements projections contained in the Enacted Plan.

2001-02 Fiscal Year
-------------------

          The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund ("TSRF") (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund ("CRF"), $159 million in the Community Projects Fund ("CPF"), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

          General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial
Plan), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

          General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.

2000-2001 Fiscal Year
---------------------

          The State ended its 2000-01 fiscal year on March 31, 2001 with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-Kindergarten Fund.

          In addition to the General Fund closing balance of $1.10 billion, the State had $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The Governor has proposed retaining $1.73 billion of the $3.52 billion balance for reserves, with $1.48 billion set aside for economic uncertainties and $250 million for deposit into the Debt Reduction Reserve Fund (the "DRRF"). The remaining balance of $1.79 billion is comprised of $1.22 billion that is available to accomplish Financial Plan objectives, $521 million from LGAC that may be used to pay tax refunds during fiscal year 2001-02 but must be on deposit at the close of the fiscal year, and $51 million in additional funds designated to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

          The 2000-01 General Fund closing balance also excludes $1.2 billion that was deposited in the School Tax Relief (STAR) Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the DRRF (for debt reduction in fiscal year 2001-02).

          General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-00 results. It should be noted that the receipts results for fiscal year 2000-01 reflect year-end refund reserve transactions that had the effect of reducing personal income tax receipts in the 2000-01 fiscal year and increasing them in the 2001-02 fiscal year. In comparison to the 2000-01 Financial Plan enacted in May 2000 (the "May Financial Plan"), receipts were $3 billion higher than projected, prior to the refund reserve transaction. The growth in receipts above the May 2000 estimate was largely due to stronger than anticipated growth in the personal income tax.

1999-2000 Fiscal Year
---------------------

          The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

          The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF which is used to finance legislative initiatives. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

          The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

          General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

State Financial Practices: GAAP Basis
-------------------------------------

          Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan which includes all funds required by generally accepted accounting principles ("GAAP"). The State, as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.

2001-02 Fiscal Year
-------------------

          The State completed its 2001-02 fiscal year with a combined governmental funds operating deficit of $4.45 billion, which included operating deficits in the General Fund ($3.42 billion), in Special Revenue Funds ($970 million) and in Capital Projects Funds ($134 million) offset by an operating surplus in the Debt Service Funds ($76 million).

          The State reported a General Fund operating deficit of $3.42 billion for the 2001-02 fiscal year, as compared to an operating surplus of $245 million for the 2000-01 fiscal year. This operating deficit was financed by reducing the State's accumulated General Fund surplus from $3.91 billion to $.49 billion. The operating deficit for the 2001-02 fiscal year resulted in part from a $2.0 billion decline (5.2 percent) in tax revenues, including a $1.4 billion decline in personal income tax revenues caused primarily by the World Trade Center disaster and the economic slowdown. Also contributing to the operating deficit was a $985 million increase in expenditures, which included increases in expenditures for education ($436 million), social services ($398 million), health and environment ($395 million), personal service ($129 million) and pension contributions ($48 million). The increases in the above expenditure categories were partially offset by declines in expenditures for general purpose aid ($428 million), criminal justice ($78 million), and other fringe benefits ($51 million). The State reported an accumulated fund balance of $493 million in the General Fund for its 2001-02 fiscal year.

          Personal income taxes, business taxes, consumption and use taxes, and miscellaneous revenues fell from the prior fiscal year with only other taxes reporting an increase. The decline in personal income taxes of $1.4 billion (5.9 percent) was caused by the World Trade Center disaster and the economic slowdown, a decline in the rate of growth for wage and salary income, a decline in year-end bonus payments, and an increase in realized capital losses. Business taxes declined by $650 million (16 percent) primarily due to the World Trade Center disaster, which caused several large taxpayers with office space in the World Trade Center to incur significant losses in property and business resulting in lower tax liabilities for those business taxpayers. Consumption and use taxes decreased $336 million (4.5 percent), primarily as a result of an increase in the portion of motor vehicle fees distributed to the Dedicated Highway and Bridge Trust Fund (a Capital Projects Fund) and the Dedicated Mass Transportation Trust Fund (a Special Revenue Fund), and a decline in sales tax revenues. Other taxes, primarily estate and gift taxes, increased $400 million (54.8 percent), mainly due to several large estates which filed their final returns. Miscellaneous revenues decreased $8 million (0.3 percent).

          General Fund expenditures increased $985 million (2.5 percent) from the 2000-01 fiscal year. The largest increases occurred in the areas of education, social services, and health and environment. Education expenditures grew $436 million (3.1 percent) due mainly to an increase in spending for support for public schools. Social services expenditures increased $398 million (4.3 percent) due primarily to increased spending for the Medicaid program. Health and environment expenditures increased over $395 million (39.4 percent) primarily reflecting increased spending for the Elderly Pharmaceutical Insurance Coverage and Child Health Plus programs.

          An operating deficit of $970 million was reported for the Special Revenue Funds for the 2001-02 fiscal year, which resulted in the decline of the accumulated fund balance in this fund type to $2.4 billion. Revenues increased $1.4 billion over the prior fiscal year (3.7 percent) as a result of increases in federal grants of $3.3 billion and increased lottery revenues of $568 million, offset by declines in personal income tax revenue of $1.77 billion and decline in miscellaneous revenues of $554 million. The increase in federal grants is primarily related to increased Medicaid claims and disaster aid payments related to the World Trade Center disaster.

          Debt Service Funds ended the 2001-02 fiscal year with an operating surplus of $76 million and, as a result, the accumulated fund balance in this fund type increased to $2.4 billion. Revenues declined by $120 million (3.6 percent) primarily because of decreases in dedicated tax revenues while debt service expenditures also decreased by $300 million (8.2 percent) primarily due to a decline in the amount of reserve funds used to repay outstanding debt in advance. Net other financing sources decreased $84 million (24.0 percent).

          An operating deficit of $134 million was reported in the Capital Projects Funds for the State's 2001-02 fiscal year and, as a result, the accumulated fund balance deficit increased to $154 million. Revenues increased $208 million (7.3 percent) primarily because of an increase in the allocation of motor fuel taxes and motor vehicle fees. Revenue increases were partially offset by a decline in federal grant revenue attributable to decreased spending for highways and bridges. Expenditures declined $12 million (0.3 percent). Net other financing sources decreased by $463 million (35.2 percent) primarily due to a decline in proceeds from the issuance of financing arrangements and increased transfers from the Dedicated Highway and Bridge Trust Fund in support of expenditures for debt service.

2000-01 Fiscal Year
-------------------

          The State completed its 2000-01 fiscal year with a combined governmental funds operating surplus of $1.59 billion, which included operating surpluses in the General Fund ($245 million), in Special Revenue Funds ($1.25 billion) and in Capital Projects Funds ($109 million) offset, in minor part, by an operating deficit in the Debt Service Funds ($20 million).

          The State reported a General Fund operating surplus of $245 million for the 2000-01 fiscal year, as compared to an operating surplus of $2.23 billion for the 1999-2000 fiscal year. The operating surplus for the 2000-01 fiscal year resulted in part from a cash basis operating surplus and increases in taxes and other receivables of $686 million and $13 million, respectively, and decreases in deferred revenues, pension contributions payable and other liabilities of $101 million. These gains were partially offset by decreases in other assets and amounts due from other funds of $258 million, increases in payables to local governments of $368 million and an increase in tax refunds payable of $252 million. The State reported an accumulated fund balance of $4.17 billion in the General Fund for its 2000-01 fiscal year.

          General Fund revenues increased $682 million (1.8 percent) from the 1999-2000 fiscal year with an increase reported only for personal income taxes. Business, consumption and use and other taxes and miscellaneous revenues fell from the prior fiscal year. Personal income taxes grew $1.89 billion, an increase of nearly 8.4 percent. The increase in personal income taxes was caused by strong employment, wage and bonus payment growth and an increase in interest and dividend income during 2000. This increase was partially offset by decreases in consumption and use, business and other taxes and miscellaneous revenues. Consumption and use taxes decreased $305 million, or 4.0 percent, primarily as a result of the reduction in motor fuel taxes and motor vehicle fees distributed to the General Fund and a decline in cigarette and tobacco products taxes. Business taxes decreased $488 million, or 10.7 percent, primarily due to a reduction in certain corporation and utility taxes distributed to the General Fund and because of reductions in the corporate and utility tax rates. Other taxes primarily estate and gift taxes, decreased over $381 million, or 34.4 percent due mainly to a decline in the stock market and tax rate reductions. Miscellaneous revenues decreased $30 million (1.2 percent).

          General Fund expenditures increased $2.30 billion (6.3 percent) from the 1999-2000 fiscal year, with the largest increases occurring in the areas of education, health and environment and social services. Education expenditures grew $1.17 billion (9.1 percent) due mainly to an increase in spending for support for public schools and municipal and community colleges. Social services expenditures increased $238 million (2.6 percent) due primarily to increased spending for Medicaid and income maintenance programs. Health and environment expenditures increased over $145 million (16.9 percent) primarily reflecting increased spending for the Elderly Pharmaceutical Insurance Coverage and Child Health Plus programs.

          An operating surplus of $1.25 billion was reported for the Special Revenue Funds or the 2000-01 fiscal year which increased the accumulated fund balance in this fund type to $3.39 billion. Revenues increased $4.54 billion over the prior fiscal year (13.5 percent) as a result of increases in tax, federal grants, and miscellaneous revenues. Expenditures increased $3.63 billion (12.6 percent) as a result of increased costs for local assistance grants and non-personal service. Net other financing uses increased $324 million (8.1 percent).

          Debt Service Funds ended the 2000-01 fiscal year with an operating deficit of $20 million and, as a result, the accumulated fund balance in this fund type decreased to $2.04 billion. Revenues rose $143 million (4.9 percent) primarily because of increases in dedicated taxes while debt service expenditures increased $366 million (11.1 percent). Net other financing sources increased $174 million (40.8 percent) due primarily to increases in transfers from the General Fund.

          An operating surplus of $109 million was reported in the Capital Projects Funds for the State's 2000-01 fiscal year and, as a result, the accumulated fund balance deficit decreased to $20 million. Revenues increased $226 million (8.7 percent) primarily because the allocation of motor fuel taxes and motor vehicle fees was increased $131 million and federal grant revenues increased $90 million for transportation projects. Expenditures increased $212 million (5.5 percent) primarily because of increases in spending for grants to local government education and health and environment programs and capital construction spending for transportation projects. Net other financing sources decreased by $4 million (0.3 percent).

1999-2000 Fiscal Year
---------------------

          The State reported a General Fund operating surplus of $2.23 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.08 billion for the 1998-99 fiscal year. As a result, the State reported an accumulated fund balance of $3.93 billion in the General Fund. Without the benefit of $4.7 billion of LGAC net bond proceeds between 1991 and 1995, and the decision to use $300 million of Dormitory Authority bond proceeds in 1996, these would have been a General Fund accumulated deficit of $401 million.

          Revenues increased $2.30 billion (6.4 percent) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Personal income taxes grew $1.98 billion, an increase of 9.7 percent. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1999. Consumption and use taxes increased $327 million, or 4.5 percent, due to increased consumer confidence. Other taxes increased $23 million, or 1.6 percent. Miscellaneous revenues increased $303 million, a 14.1 percent increase, primarily due to investment earnings, fees, licenses, royalties and rents and reimbursements from regulated industries. Business taxes decreased nearly $301 million, or 6.2 percent.

          Expenditures increased $1.39 billion (3.9 percent) from the prior fiscal year, with the largest increases occurring in State aid for education, and health and environment. Education expenditures grew $739 million (6.1 percent) due mainly to additional support of public schools and increases in the STAR program. Health and environment expenditures grew $215 million (33.5 percent). Net other financing sources decreased $192 million (45.9 percent).

          An operating surplus of $665 million was reported for the Special Revenue Funds for the 1999-2000 fiscal year which increased the accumulated fund balance to $2.143 billion. Revenues increased $2.15 billion over the prior fiscal year (6.9 percent). Expenditures increased $1.49 billion (5.4 percent). Net other financing uses increased $174 million (4.5 percent).

          Debt Service Funds ended the 1999-2000 fiscal year with an operating surplus of $38.1 million and, as a result, the accumulated fund balance increased to $2.06 billion. Revenues increased $200 million (7.4 percent). Debt Service expenditures increased $429 million (15.0 percent). Net other financing sources increased $113 million (36.1 percent).

          An operating surplus of $98.4 million was reported in the Capital Projects Funds for the State's 1999-2000 fiscal year and, as a result, the accumulated deficit fund balance decreased to $129.2 million. Revenues increased $92.6 million (3.7 percent). Expenditures increased $84 million (2.3 percent). Net other financing sources decreased by $63 million (4.6 percent).

Economic Overview
-----------------

          New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

          The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The service sector accounts for more than three of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

          Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

          Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

          New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

          Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

          Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

          The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

          In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation has been improving during recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in New York that was more serious than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years.

          State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

State Authorities
-----------------

          The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2001, there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State Authorities was $101 billion, only a portion of which constitutes State-supported or State-related debt.

          Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2002-03 fiscal year.

          In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York ("NYC MAC") was created in 1975 to provide financing assistance to the City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the four percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984 and no bonds containing the moral obligation pledge are currently outstanding. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ("Troy MAC"). The bonds issued by Troy MAC do not include the moral obligation provisions.

          The State also provides for contingent
contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds either formally issued by the New York State Medical Care Facilities Finance Agency and now included as debt of the Dormitory Authority of the State of New York in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 2002-03 fiscal year. The legislative authorization to issue bonds under this program expired on March 1, 1998.

          Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

          The Metropolitan Transportation Authority (the "MTA"), which receives the bulk of State appropriations to the Authorities, oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

          Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax, that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 enacted budget initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This includes an additional $800 million of newly dedicated State petroleum tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

          State legislation accompanying the 2000-01 enacted budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for 2000 through 2004 (the "2000-04 Capital Program"). On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-04 Capital Program is the fifth approved capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project.

          The currently approved 2000-04 Capital Program assumes the issuance of an estimated $10.6 billion in new money bonds. The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. Legislation enacted in 2000 authorized the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

          The 2000-04 Capital Program assumed $1.6 billion in State support under the proposed $3.8 billion Transportation Infrastructure Bond Act of 2000, which was defeated by the voters in the November 2000 general election. Although not formally submitted to the Review Board as an amendment to the 2000-04 Capital Program, the MTA expects that all or a substantial portion of this amount will be replaced by additional proceeds generated by the debt restructuring and proceeds derived from the leasing of certain assets.

          There can be no assurance that all necessary governmental actions for future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. As appropriate, the MTA and the Capital Plan Review Board may amend the 2000-04 Capital Program from time to time to reflect the level of funding available to pay for the capital projects anticipated to be undertaken during the time period covered by the approved programs. If the 2000-04 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

          The MTA reported that certain portions of its regional transportation operations were affected by the terrorist attack on the World Trade Center. The MTA noted that the most significant infrastructure damage involved the subway tunnel running beneath the World Trade Center on the #1 and #9 subway lines that will need to be completely rebuilt, along with the related stations and infrastructure, and damage to the N/R Line Cortland Street Station. On April 11, 2002, the Capital Program Review Board approved an amendment to the 2000-04 Capital Program which identified insurance proceeds as the funding source for the reconstruction of the #1 and #9 Subway lines damaged in the World Trade Center attacks, increasing the overall plan by $162 million. The most recent estimate of overall property damage to the transit system (dated December 6, 2001) is $855 million. The MTA currently expects that insurance coverage in the amount of approximately $1.5 billion and federal disaster assistance will cover substantially all of the property and business interruption losses related to this event. While the loss of revenues associated with the World Trade Center attacks may be significant, the MTA does not expect that it will materially affect its obligations to bondholders and others.

          The 2002-03 Enacted Plan will assist the MTA in addressing potential operating shortfalls caused in part by the World Trade Center attacks by providing $348 million in aid increases and payment accelerations. In its May 2002 official statement, the MTA identified a potential budget shortfall of $663 million for 2003 after taking such assistance into account.

Certificates of Participation
-----------------------------

          The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

New York City
-------------

          The fiscal health of the State may also be affected by the fiscal health of the City, which continues to require significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the City to market their securities successfully in the public credit markets.

          On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.

          Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. Congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania and Virginia. By July 2002, Congress had appropriated a total amount of $21.4 billion in federal disaster assistance for New York. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance Authority (TFA) by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal aid received on account of the disaster.

          On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City, and increase the small business expensing limit.

          The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

          The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

          In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a Control Period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including, but not limited to, a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

          Currently, the City and its covered organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

OSDC and Control Board Reports
------------------------------

          Staff reports of the Control Board, OSDC and the City Comptroller have indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's Financial Plan tends to rely in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues.

Other Localities
----------------

          Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2002-03 fiscal year, or hereafter.

          The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 2002-03 totals approximately $486 million. In 2000-01, the State increased General Purpose State Aid for local government by $11 million to $562 million, and has continued funding at this new level since that date.

          While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

Certain Municipal Indebtedness
------------------------------

          Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 2000, the total indebtedness of all localities in the State, other than New York City, was approximately $23.1 billion. A small portion (approximately $108 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York
City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Nineteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 2000.

          Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, Nassau County or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation
----------

          The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2002-03 fiscal year or thereafter.

          Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2002-03 State Financial Plan. The State believes that the proposed 2002-03 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2002-03 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2002-03 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2002-03 State Financial Plan.

CALIFORNIA PORTFOLIO

          The following is based on information obtained from an Official Statement, dated April 1, 2002, relating to $800,000,000
State of California General Obligation Bonds (the "Official
Statement").

Constitutional Limits on Spending and Taxes
-------------------------------------------

          Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

          Article XIII B. On November 6, 1979, the State's voters approved Proposition 4, which added Article XIII B to the State Constitution. Pursuant to Article XIII B, the State is subject to an annual appropriations limit (the "Appropriations Limit").

          Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

          Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

          The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

          As originally enacted in 1979, the Appropriations Limit was based on 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Starting in the 1991-92 Fiscal Year, the Appropriations Limit was recalculated by taking the actual 1986-87 limit and applying the annual adjustments as if Proposition 111 had been in effect.

          Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by "Proposition 111" which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under the first test to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that amount has been adjusted to 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

          During the recession in the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

          In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

State Indebtedness
------------------

          The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

          The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

          As of March 1, 2002, the State had outstanding $24,530,523,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $8,989,234,000 of long-term general obligations bonds. This latter figure consists of $3,573,569,000 of authorized commercial paper notes (of which $518,380,000 was outstanding), which had not yet been refunded by general obligation bonds, and $5,415,665,000 of other authorized but unissued general obligation debt. Two bond proposals were approved by the voters on the March 2002 ballot.

          The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of March 1, 2002, there was no variable rate indebtedness outstanding; however, the State plans to issue such indebtedness in the future.

          In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. The State had $6,218,094,641 General Fund-supported lease-purchase debt outstanding as of March 1, 2002.

          As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. Between spring 1992 and summer 1994, the State had depended upon external borrowing, including borrowings extending into the subsequent fiscal year, to meet its cash needs, including repayment of maturing Notes and Warrants. The State has not had to resort to such cross-year borrowing since the 1994-95 Fiscal Year. The State issued $5.7 billion of 2001-02 Revenue Anticipation Notes on October 4, 2001, which matured on June 28, 2002.

Prior Fiscal Years' Financial Results
-------------------------------------

          Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

          The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

Fiscal Year 2000-01 Budget
--------------------------

          The 2000 Budget Act, signed by the Governor on June 30, 2000, was enacted on time for the second consecutive year. The spending plan assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-00 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-00 and reflected the use of $5.5 billion from the Special Fund for Economic Uncertainties ("SFEU") available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments. Because of the State's strong cash position, the Administration announced that it would not undertake a revenue anticipation note borrowing in 2000-01.

Fiscal Year 2001-02 Budget
--------------------------

          The 2001-02 Governor's Budget, released January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion, and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-01. The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

          The May Revision disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001 Budget Act projected General Fund revenues in 2001-02 would be about $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates. Most of the drop was attributed to the personal income tax, which reflected both slower job and wage growth, and a severe decline in capital gains and stock option income, which is included in personal income tax statistics.

          The Fiscal Year 2001 Budget Act was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million General Fund expenditures from the Budget passed by the Legislature. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources for power purchases would be repaid with interest.

          The 2001 Budget Act also included Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001, as part of its cash management program.

Fiscal Year 2002-03 Budget
--------------------------

          The 2002-03 Governor's Budget, released on January 10, 2002, projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal Income Tax receipts, which include stock option and capital gains realizations, are particularly impacted by the slowing economy and stock market decline. As a result, the Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion.

          The 2002-03 Governor's Budget projected revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) to be about $64.9 billion in 2001-02. This is more than $5 billion lower than projected in the 2001 Budget Act and more than $7 billion lower than the final estimates for 2000-01. Most of the decline in projected tax revenues is attributable to the personal income tax. Total revenues and transfers, projected to be $77.1 billion in 2001-02, include the receipt of $6.6 billion from the sale of Department of Water Resources Revenue Bonds and other sources to repay General Fund loans with interest. Every effort is being made to sell the bonds as quickly as possible; however, the exact timing of this bond sale is still uncertain. The 2002-03 Governor's Budget projected major tax revenues of $71.3 billion and total revenues and transfers of $79.3 billion for 2002-03.

          The Administration proposed the following major actions to close the $12.5 billion budget gap for the two fiscal years:

          1. Expenditure reductions in the 2001-02 and 2002-03 fiscal years (from currently budgeted and projected expenditures based on current programs) totaling about $5.2 billion. This includes the proposals made by the Governor in November 2001, which were substantially enacted by the Legislature.

          2. Funding shifts from the General Fund to other sources, including bond funds and special funds, totaling $586 million.

          3. Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling about $1.1 billion.

          4. Interfund loans, accelerations and transfers totaling $5.6 billion. The largest portion of this category is the receipt of $2.4 billion in 2002-03 from the securitization
(sale) of a portion of the State's future receipt of payments from tobacco companies from the settlement of litigation against those companies.

          The May Revision to the Governor's 2002-03 Budget addresses a projected $23.6 billion gap between expenditures and revenues through the 2002-03 fiscal year, or 30 percent of the General Fund. In addition to the $12.5 billion gap identified in the Governor's Budget, this Revision proposes adjustments to address an expected additional $9.5 billion revenue loss, and $1.6 billion in additional cost pressures. It proposes to address the shortfall through a combination of spending reductions and revenue proposals, as well as the maximum fiscally responsible level of fund shifts, loans, accelerations, transfers, and deferrals.

          Final action on the 2002 Budget Act will occur following negotiations with the Legislature and the Governor over the coming months.

Recent Developments Regarding Energy
------------------------------------

          Department of Water Resources Power Supply Program. In January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act on the basis that the electricity available from California's three investor-owned utilities (the "Utilities") was insufficient to prevent widespread and prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency. The Governor's proclamation under the Emergency Services Act was followed by the enactment of the Power Supply Act authorizing the DWR power supply program described below and related orders of the California Public Utilities Commission ("CPUC").

          The DWR sells electricity to approximately 10 million retail electric customers in California. The DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. The DWR's power supply program is designed to cover the shortfall between the amount of electricity required by retail electric customers of the Utilities and the amount of electricity furnished by the Utilities until December 31, 2002. Electricity purchased by the DWR is delivered to retail customers through the transmission and distribution systems of the Utilities, and payments from retail customers are collected for the DWR by the Utilities pursuant to servicing arrangements approved or ordered by the CPUC. The Administration and the CPUC are developing plans for the provision of the net short after 2002.

          The DWR's power supply program was initially financed by interest bearing unsecured loans from the General Fund of the State, aggregating approximately $6.2 billion of which $116 million has been repaid. Advances from the General Fund ceased in June 2001, after the DWR arranged secured loans from banks and other financial institutions, producing net proceeds of approximately $4.1 billion. The power supply program is also funded by revenue from electricity sales to retail customers; cash receipts from such revenues have aggregated approximately $3.7 billion through January 31, 2002.

          The DWR is authorized by the Power Supply Act to issue up to $13.4 billion in revenue bonds. Although sale of the bonds was delayed by a number of factors, including potential legal challenges, on September 27, 2002, an anticipated schedule for the offering was announced. The bond issue is expected to be approximately $11.95 billion and is tentatively scheduled to occur in mid-November 2002.

Economic Overview
-----------------

          California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy began to slow in the Spring of 2001. The slowdown has been most pronounced in the State's high-tech sector and tourism industry. The latter was hit hard by the September 11 terrorist attacks. State unemployment rose from 4.5 percent in February 2001 to 6.0 percent in December 2001. During the first four months of 2002 the unemployment rate averaged 6.4 percent.

          The State's July 1, 2001 population of nearly 35 million represented over 12 percent of the total United States population.

Litigation
----------

          The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may require it to make significant future expenditures or may impair future revenue sources.

CONNECTICUT PORTFOLIO

          The following is based on information obtained from an Official Statement, dated August 15, 2002, relating to $656,375,000 State of Connecticut General Obligation Bonds (2002 Series D), the Information Supplement to the Annual Information Statement of the State of Connecticut dated August 22, 2002, and the Annual Information Statement of the State of Connecticut dated October 30, 2001, as modified February 27, 2002.

General Fund Budgets
--------------------

Adopted Budget Fiscal Years 2001-2002 and 2002-2003
---------------------------------------------------

          The Governor submitted his proposed budget to the legislature on February 7, 2001. The budget document included a proposed General Fund budget for fiscal year 2001-2002 and fiscal year 2002-2003. Special Act 01-1 of the June Special Session made General Fund appropriations and set forth estimated revenues for the 2001-2002 and 2002-2003 fiscal years, and constitutes the adopted budget.

          The adopted budget for fiscal year 2001-2002 anticipated General Fund revenues of $11,894.1 million and General Fund expenditures of $11,894.0 million, with an estimated surplus of $0.1 million. For fiscal year 2002-2003, the adopted budget anticipated General Fund revenues of $12,432.0 million and General Fund expenditures of $12,431.4 million, with a surplus of $0.6 million. The adopted budget was within the expenditure limits prescribed by Article XXVIII of the Amendments to the Constitution of the State of Connecticut in conjunction with
Section 2-33a of the General Statutes, $78.2 million below the cap in fiscal year 2001-2002 and $63.0 million below the cap in fiscal year 2002-2003.

          The enacted budget makes several changes to the state's tax law. The most significant change is the suspension for a period of two years of the 5.75% sales tax on hospital services. This will reduce revenues by $110 million in fiscal year 2001-2002 and by $112 million in fiscal year 2002-2003. The remaining revenue modifications are modest in magnitude.

Midterm Budget Adjustments for Fiscal Year 2002-03:
---------------------------------------------------

          On July 1, 2002, the Governor signed Public Act 02-1 of the May Special Session of the General Assembly, which constitutes the Midterm Budget Adjustments for fiscal year 2002-2003. The adopted Midterm Budget Adjustments anticipate General Fund expenditures of $12,091.8 million or a reduction of $339.6 million from the originally adopted fiscal year 2002-2003 budget plan.

          The more significant revenue changes that were enacted in support of the adopted budget include the following modifications: 1) a 61 cent increase in the cigarette tax from $0.50 per pack to $1.11 per pack effective April 3, 2002 resulting in $129.3 million in additional anticipated revenue from cigarette and sales taxes, 2) imposition of a $250 tax on certain business entities and limitations on the use of corporate tax credits that are expected to yield $58.5 million, 3) a deferral on the phase-in of previously enacted tax changes is expected to raise $35.6 million, 4) enhanced management of unclaimed property to be escheated to the State is expected to yield $35.0 million, 5) reduced general fund revenue transfers to other funds resulting in $24.8 million in savings, 6) a tax amnesty program which is expected to raise $22 million, 7) conversion of an HMO tax credit under the insurance premiums tax to an appropriation which would yield an additional $15.6 million, and 8) transfers from other funds of the state, quasi-public agencies, and proceeds from the Anthem demutualization which are expected to yield $300.1 million.

          For fiscal year 2002-2003, the enacted Midterm Budget Adjustments reduced $339.6 million in General Fund appropriations from the originally enacted budget. The more significant reductions included: 1) an additional $94 million in unallocated statewide lapses, 2) debt service savings of $36.8 million, 3) removal of the town aid road grant from the general fund totaling $35 million, 4) authorizing the Governor to undertake extraordinary rescission authority of no more than $35 million,
5) reduced state contributions to the teachers' retirement fund of $34.9 million, 6) reductions of $23.6 million to the constituent units of higher education, 7) $21 million in reductions to various education grants, 8) a freeze on hiring and managerial pay increases expected to save $18.0 million, and 9) $16.8 million in savings due to changes in purchasing reimbursement for pharmacy services.

          Pursuant to Article XXVIII of the Amendments to the Constitution of the State of Connecticut and Section 2-33a of the Connecticut General Statutes, the Midterm Budget Adjustments for fiscal year 2002-2003 are $376.2 million below the expenditure cap.

          At an August 2002 Special Session of the General Assembly, various bills were approved to implement the 2002-2003 Midterm Budget Adjustments, to reduce the net amount of bond authorizations which took effect in the 2002-2003 fiscal year, to approve certain bond authorizations which would take effect in fiscal year 2003-2004 and to increase the bond authorization for the University of Connecticut which will take effect beginning in the 2004-2005 fiscal year.

Fiscal Year 2000-2001 Operations
--------------------------------

          The adopted budget for fiscal year 2000-2001 anticipated General Fund revenues of $11,281.3 million and General Fund expenditures of $11,280.8 million resulting in a projected surplus of $0.5 million. Per Section 3-115 of the Connecticut General Statutes, the State's fiscal position is reported monthly by the Comptroller. This report compares revenues already received and the expenditures already made to estimated revenues to be collected and estimated expenditures to be made during the balance of the fiscal year. This report estimates 2000-2001 fiscal year General Fund revenues of $12,041.9 million, General Fund expenditures of $11,411.0 million and an estimated operating surplus of $630.9 million, as a result of an increase in estimated revenue that more than offset the increase in estimated expenditures. Estimated revenues have been revised upward by $760.6 million from the enacted budget plan, mostly from Personal Income Tax, Federal Grants, Sales and Use Tax, and Corporation Tax.

Fiscal Year 2001-2002 Operations
--------------------------------

          The adopted budget for the 2001-2002 fiscal year anticipated General Fund revenues of $11,894.1 million and General Fund expenditures of $11,894.0 million resulting in a projected surplus of $0.1 million. Per Section 3-115 of the Connecticut General Statutes, the State's fiscal position is reported monthly by the Comptroller. This report compares the revenues already received and the expenditures already made to estimated revenues to be collected and estimated expenditures to be made during the balance of the fiscal year. This report estimates 2001-2002 fiscal year General Fund revenues of $11,651.7 million, General Fund expenditures of $11,953.4 million and an estimated operating deficit of $301.7 million. Estimated revenues have been revised downward by $242.4 million from the enacted budget plan and estimated expenditures have been revised upward by $59.4 million. Revenues have been revised downward primarily due to weakness in the personal income tax, the sales and use tax, and inheritance and estate collections. Expenditures have been revised upward primarily due to deficiencies in various state agencies.

Economic Overview
-----------------

          Connecticut's economic performance is measured by personal income which has been and is expected to remain among the highest in the nation; gross state product (the value of all final goods and services produced by labor and property located within the State) which demonstrated stronger output growth than the nation in general during the 1980s, slower growth in the early 1990s; steadily increasing growth during the rest of the 1990s; employment which fell during the early 1990s but has risen steadily during the rest of the decade to the levels achieved in the 1980s; and the unemployment rate, which is the lowest in a decade and lower than the regional and national rate.

          For 2000, Connecticut experienced a 1.48 percent growth rate in its non-agricultural employment compared with a 2.21 percent growth rate for the nation. The fastest growing private industries are services, and wholesale and retail trade. Small business is fueling much of the growth in these industries. During 2000, Connecticut added an estimated net total of 24,770 nonfarm jobs. During 2000, the unemployment rate in the state was
2.3 percent compared to 4.0 percent for the nation. However, there are still areas of very high unemployment throughout the state, especially in the larger urban centers.

          Connecticut has a high level of personal income. Historically, its average per capita income has been among the highest in the nation. For 2000, Connecticut's average per capita income was 38.8 percent higher than the national average. According to projections made by the U.S. Department of Commerce through the year 2045, Connecticut is expected to continue to rank first in the nation in state per capita income throughout the projected period.

State Indebtedness
------------------

          There can be no assurance that general economic difficulties or the financial circumstances of Connecticut or its towns and cities will not adversely affect the market value of its obligations or the ability of Connecticut issuers or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

          The State has established various statewide authorities and two regional water authorities, one of which has since become independent, to finance revenue-producing projects, five of which statewide authorities have the power to incur, under certain circumstances, indebtedness for which the State has contingent or, in limited cases, direct liability. In addition, recent State statutes have been enacted and implemented with respect to certain bonds issued by the City of Bridgeport for which the State has contingent liability and by the City of West Haven for which the State has direct guarantee liability.

          Connecticut has no constitutional limit on its power to issue obligations or incur indebtedness other than that it may only borrow for public purposes. In general, Connecticut has borrowed money through the issuance of general obligation bonds for the payment of which the full faith and credit of the State are pledged. There are no express statutory provisions establishing any priorities in favor of general obligation bondholders over other valid claims against Connecticut.

          Connecticut is a high debt state. Net state bonded debt increased to $10.3 billion at the end of fiscal year 2001. This represented a 5.0 percent or $503 million increase over the previous year. Per capita net bonded debt has now reached $2,994. In addition to debt on bonds, the state has unfunded pension obligations, unfunded payments to employees for compensated absences, unfunded workers compensation payments, and capital leases. These additional long-term obligations bring total state debt as of the end of Fiscal Year 2001 to $17.5 billion, a $500 million decrease over the previous year.

Litigation
----------

          The State, its officers and employees, are defendants in numerous lawsuits. The Attorney General's Office has reviewed the status of pending lawsuits and reports that an adverse decision in certain cases could materially affect the State's financial position.

NEW JERSEY PORTFOLIO

          The following is based on information obtained from an Official Statement, dated October 1, 2002, relating to
$600,000,000 New Jersey Economic Development Authority School
Facilities Construction Bonds, 2002 Series C.

Economic Climate
----------------

          New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,134 persons per square mile, it is the most densely populated of all the states. Between 1980 and 1990 the annual population growth rate was 0.51 percent and between 1990 and 2000 the growth rate accelerated to 0.83 percent. While this rate of growth compared favorably with other Middle Atlantic States, it was less than the national rate of increase. New Jersey is located at the center of the megalopolis which extends from Boston to Washington, and which includes over one-fifth of the country's population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in the State

          The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Since 1977, casino gambling in Atlantic City has been an important State tourist attraction.

          During 2001, New Jersey experienced an economic slowdown similar to the rest of the nation. Although average annual employment grew for the ninth consecutive year, it marked the slowest pace since 1993 and was well below the 2.5% growth in 2000. Employment in 2000 increased by 0.7%, resulting in an increase of 30,000 jobs compared to 2000. Job gains were primarily spread across the service producing industries with particularly strong growth in financial services (6,600).

          Most of the job losses in 2001 were concentrated in manufacturing, a sector that has been declining for more than a decade. Transportation, utilities and business services also lost jobs in 2001.

          Personal income growth in New Jersey moderated to 4.5% in 2001, substantially below the record pace of 8.2% in 2000. As a result, retail sales rose by 7.0%, compared to almost 9.0% in 2001. Low inflation, approximately 3%, continues to benefit New Jersey consumers and businesses and low interest rates boost housing and consumer durable expenditures. In 2001, home building decreased by 16% from the 2000 level.

          New Jersey's unemployment rate rose to 4.2% in 2001, a rate below the national rate.

          Economic forecasts as of June 2002 for the national and State economies project a weaker economic performance in 2002 than was anticipated at the beginning of the fiscal year. However, a moderate underlying recovery is expected to continue during 2002 leading to accelerated economic performance in 2003. In the latest Federal Open Market Committee (FOMC) Meeting on June 26, 2002, the FOMC noted that economic activity is continuing to increase and they remain optimistic that the recovery will pick up in coming quarters.

          New Jersey's economy is expected to follow the national trend in 2002 and 2003. Employment growth is projected to remain flat in 2002 but grow moderately at 1%+ in 2003. Personal income growth in New Jersey is expected to dip to around 3% in 2002 and then pick up close to 5% in 2003. Housing starts are expected to ease to around 26,000+ units during the next two years, substantially below the 34,000+ units reached in 2000. New vehicle registrations are projected to moderate from the near record set in 2000 but remain close to 600,000 units in 2002 and increase above that level in 2003. Inflation is expected to remain modest, below 3% in 2002 and 2003. To a large extent, the future direction of economic recovery nationally and in New Jersey hinges on assumptions of no further terrorist attacks, supportive monetary and fiscal stimulus, low energy prices, a stable dollar, minimal disruptions from corporate collapses similar to Enron and WorldCom, and no further turmoil in the financial markets.

Financial Condition
-------------------

          The State Constitution provides, in part, that no money may be drawn from the State Treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

          Should it appear that revenues will be less than the amount anticipated in the budget for a fiscal year, the Governor may take steps to reduce State expenditures. The State
Constitution additionally provides that no supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

          For the fiscal year ended June 30, 2002, the undesignated fund balances, which are available for appropriation in succeeding fiscal years, for all funds are estimated to be $100 million, a decrease of approximately $900 million from fiscal year 2001. The undesignated fund balances for all funds are projected to be $112 million for fiscal year 2003. Revenues for the General Fund, in which the largest part of the financial operations of the state is accounted for, are estimated to be $100 million for fiscal year 2002 and are projected to be $110 million in fiscal year 2003.

State Indebtedness
------------------

          The New Jersey Sports and Exposition Authority (the "Sports Authority") has issued State guaranteed bonds of which $55,670,000 were outstanding as of June 30, 2002. The State believes that the revenue of the Sports Authority will be sufficient to provide for the payment of debt service on these obligations without recourse to the State's guarantee.

          Legislation enacted in 1992 by the State authorizes the Sports Authority to issue bonds for various purposes payable from State appropriations. Pursuant to this legislation, the Sports Authority and the State Treasurer have entered into an agreement (the "State Contract") pursuant to which the Sports Authority will undertake certain projects, including the refunding of certain outstanding bonds of the Sports Authority, and the State Treasurer will credit to the Sports Authority amounts from the General Fund sufficient to pay debt service and other costs related to the bonds. The payment of all amounts under the State Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 2002 there were approximately $699,465,000 aggregate principal amount of Sports Authority bonds outstanding, the debt service on which is payable from amounts credited to the Sports Authority Fund pursuant to the State Contract.

          In July 1984, the State created the New Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of the State organized and existing under the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "TTFA Act") for the purpose of funding a portion of the State's share of the cost of improvements to the State's transportation system. Pursuant to the TTFA Act, as amended in July 2000, the principal amount of the TTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $650 million plus amounts carried over from prior fiscal years. These bonds are special obligations of the TTFA payable from the payments made by the State pursuant to a contract between the TTFA, the State Treasurer and the Commissioner of Transportation. As of June 30, 2002, there were approximately $5,136,710,000 aggregate principal amount of TTFA issues outstanding. To the extent these notes are not paid by NJT, these notes are payable by the TTFA pursuant to a Standby Deficiency Agreement entered into by the TTFA and the Trustee for the notes. The Standby Deficiency Agreement was issued on a parity with all bonds issued by the TTFA.

          Pursuant to legislation, the New Jersey Economic Development Authority (the "EDA") has been authorized to issue Economic Recovery Bonds, State Pension Funding Bonds and Market Transition Facility Bonds. The Economic Recovery Bonds have been issued pursuant to legislation enacted in 1992 to finance various economic development purposes. Pursuant to that legislation, EDA and the State Treasurer have entered into an agreement (the "ERF Contract") through which EDA has agreed to undertake the financing of certain projects and the State Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to the State under an agreement with the port Authority of New York and New Jersey. The payment of all amounts under the ERF Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 2002 there were approximately $216,262,869 aggregate principal amount of Economic Recovery Fund Bonds outstanding.

          Legislation enacted in June 1997 authorizes the EDA to issue bonds to pay a portion of the State's unfunded accrued pension liability for the State's retirement systems (the "Unfunded Accrued Pension Liability"), which, together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the Unfunded Accrued Pension Liability. The Unfunded Accrued Pension Liability represents pension benefits earned in prior years which, pursuant to standard actuarial practices, are not yet fully funded. As of June 30, 2002, there were approximately $2,759,733,673 aggregate principal amount of State Pension Funding Bonds outstanding. The EDA and the State Treasurer have entered into an agreement which provides for the payment to the EDA of monies sufficient to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the State Legislature.

          The Market Transition Facility Bonds have been issued pursuant to legislation enacted June 1994 to pay the current and anticipated liabilities and expenses of the market transition facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis. As of June 30, 2002, there were approximately $538,335,000 aggregate principal amount of Market Transition Bonds outstanding.

          The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible State entities. "Moral obligation" bonded indebtedness issued by State entities as of June 30, 2002 stood at an aggregate principal amount of 819,135,000. Of this total, $110,200,000 was issued by the New Jersey Housing and Mortgage Finance Agency. This Agency has never had a deficiency in a debt service reserve fund that required the State to appropriate funds to meet its "moral obligation," and it is anticipated to earn sufficient revenues to cover debt service on its bonds. The Higher Education Assistance Authority and the South Jersey Port Corporation issued moral obligation indebtedness in aggregate principal amounts of $636,090,000 and $72,845,000, respectively. It is anticipated that the Higher Education Assistance Authority's revenues will be sufficient to cover debt service on its bonds. However, the State has periodically provided the South Jersey Port Corporation with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations.

Litigation
----------

          At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Claims Act. The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

          The State routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

          In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

          At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act. An independent study estimated an aggregate potential exposure of $93,536,000 for tort and medical malpractice claims pending as of June 30, 2002. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

VIRGINIA PORTFOLIO
------------------

          The following is based on information obtained from an Official Statement, dated October 1, 2002, relating to
$186,880,000 Commonwealth of Virginia General Obligation Bonds,
Series 2002.

Economic Climate
----------------

          The Commonwealth's 2001 population of 7,187,700 was 2.5 percent of the United States' total. Among the 50 states, it ranked twelfth in population. With 39,594 square miles of land area, its 2001 population density was 178.8 persons per square mile, compared with 79.6 persons per square mile for the United States.

          The Commonwealth is divided into five distinct regions--a coastal plain cut into peninsulas by four large tidal rivers, a piedmont plateau of rolling farms and woodlands, the Blue Ridge Mountains, the fertile Shenandoah Valley and the Appalachian plateau extending over the southwest corner of the Commonwealth. Approximately one-third of all land in Virginia is used for farming and other agricultural services. This variety of terrain, the location of the Commonwealth on the Atlantic Seaboard at the southern extremity of the northeast population corridor and its close proximity to the nation's capital have had a significant influence on the development of the present economic structure of the Commonwealth.

          The largest metropolitan area is the Northern Virginia portion of the Washington, D.C. metropolitan area. This is the fastest growing metropolitan area in the Commonwealth and had a 2001 population of 2,232,600. Northern Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government. However, it is also one of the nation's leading high-technology centers for computer software and telecommunications.

          According to the U.S. Department of Commerce, Virginians received over $232 billion in personal income in 2001. This represents a 73.6 percent increase over 1992 while the nation as a whole experienced a gain of 67.8 percent for the same period. In 2001, Virginia had per capita income of $32,295, the highest of the Southeast region and greater than the national average of $30,271. Virginia's per capita income rose from 94 percent to 107 percent of the national average from 1970 to 2001. From 1992 to 2001, Virginia's 4.9 percent average rate of growth in personal per capita income was slightly more than the national rate of growth. Much of Virginia's per capita income gain in these years has been due to the continued strength of the manufacturing sectors, rapid growth of high-technology industries, basic business services, corporate headquarters and regional offices and the attainment of parity with the nation in labor force participation rates.

          More than 3 million residents of the Commonwealth are in the civilian labor force, which includes agricultural and nonagricultural employment, the unemployed, the self-employed and residents who commute to jobs in other states. Services, the largest employment sector, accounted for 32.7 percent of nonagricultural employment in 2001, and has increased by 27.7 percent from 1997-2001, making it the fastest growing sector in the Commonwealth. Wholesale and retail trade is also a significant employment sector, accounting for 21.7 percent of nonagricultural employment in 2001. Employment in the manufacturing sector decreased 8.1% from 1997 to 2001. Virginia has one of the greatest concentrations of high technology industry in the nation. The two largest categories are computer and data processing services and electronic and other electrical equipment manufacturing.

          Virginia generally has one of the lowest unemployment rates in the nation, according to statistics published by the U.S. Department of Labor. During 2001, an average of 3.5 percent of Virginia's citizens were unemployed as compared with the national average which was 4.8 percent.

          Virginia is one of twenty states with a Right-to-Work Law and has a record of good labor management relations. Its favorable business climate is reflected in the relatively small number of strikes and other work stoppages it experiences.

          Virginia is one of the least unionized of the more industrialized states. Three major reasons for this situation are the Right-to-Work Law, the importance of manufacturing industries such as textiles, apparel, electric and electronic equipment and lumber which are not highly organized in Virginia and the importance of federal civilian and military employment. Typically the percentage of nonagricultural employees who belong to unions in the Commonwealth has been approximately half the U.S. average.

Financial Condition
-------------------

          The Constitution of Virginia limits the ability of the Commonwealth to create debt. The Constitution requires the Governor to ensure that expenses do not exceed total revenues anticipated plus fund balances during the period of two years and six months following the end of the General Assembly session in which the appropriations are made. An amendment to the Constitution, effective January 1, 1993, established the Revenue Stabilization Fund. The Revenue Stabilization Fund is used to offset, in part, anticipated shortfalls in revenues in years when appropriations, based on previous forecasts, exceed expected revenues in subsequent forecasts. As of June 30, 2001, $715,600,000 was on deposit in the Revenue Stabilization Fund. In addition, $187,100,000 of the General Fund balance on June 30, 2001 was reserved for deposit in the Revenue Stabilization Fund.

          Tax-supported debt of Virginia includes both general obligation debt and debt of agencies, institutions, boards and authorities for which debt service is expected to be made in whole or in part from appropriations of tax revenues. Certain bonds issued by certain authorities that are designed to be self-supporting from their individual loan programs are secured in part by a moral obligation pledge of Virginia. Virginia may fund deficiencies that may occur in debt service reserves for moral obligation debt. To date, these authorities have not requested that the Commonwealth fund reserve deficiencies for this debt. There are also several authorities and institutions of the Commonwealth that issue debt for which debt service is not paid through appropriations of state tax revenues and for which there is no moral obligation pledge to consider funding debt service or reserve fund deficiencies.

2000-2002 Appropriations
------------------------

          On December 18, 1999, the Governor presented to the General Assembly the 2000-2002 Budget Bill for the 2000-2002 biennium (House Bill 30). The 2000-2002 Budget Bill presented about $3,642.1 million in operating increases from the general fund above fiscal year 2000 appropriation levels. Of this amount, $200.1 million was for deposit to the Revenue Stabilization Fund. The remainder provided for increases in K-12 education ($615.9 million), higher education ($185.3 million), public safety ($227.2 million), economic development ($14.9 million), health and human resources ($274.7), natural resources ($35.3 million), new Office of Technology ($37.4 million), transportation ($409.8 million) and nonstate and cultural attractions ($21.6 million). The 2000-2002 Budget Bill also included continuation of the four year phase out of the sales tax on foods for home consumption and $878.2 million for the next phase of the plan to eliminate the personal property tax on personal use vehicles valued up to $20,000. In addition to increases to operating funds, the 2000-2002 Budget Bill provided $199.8 million in pay-as-you-go funding for capital projects.

          The 2000 General Assembly Session ended March 10, 2000. The 2000-2002 Budget Bill, as amended by the General Assembly, was submitted to the Governor for approval. The Governor returned it to the General Assembly with four item vetoes and eleven recommended amendments for action at its one-day reconvened session held on April 19, 2000. The General Assembly upheld all of the Governor's item vetoes and ten of the eleven recommended amendments were adopted. The 2000-2002 Budget Bill was signed by the Governor on May 19, 2000, and became effective on July 1, 2000, as Chapter 1073, 2000 Acts of Assembly (the "2000 Appropriation Act").

          On December 20, 2000, the Governor presented to the General Assembly amendments to the 2000 Appropriation Act affecting the remainder of the 2000-2002 biennium (House Bill 1600/Senate Bill 800). The amendments reflect a downward revision in official revenue estimates. The Governor's proposed amendments to the 2000 Appropriation Act were considered by the 2001 Session of the General Assembly, which convened on January 10, 2001. However, the 2001 General Assembly adjourned on February 24, 2001 without adopting amendments to the 2000 Appropriation Act.

          On the evening of February 24, 2001, the Governor issued Executive Order 74 (2001) to allow him to fulfill his constitutional requirement to balance the budget. On March 12,2001, the Governor announced administrative actions that balanced the budget. The Governor's plan identified a total of $506 million: $274.5 million from delaying some capital projects, $146.2 million in operating spending reductions by state agencies, and $85.3 million in other resources. The 2001 General Assembly reconvened on April 4, 2001 to consider bills vetoed or returned by the Governor with recommendations for their amendment but took no action to amend the 2000 Appropriation Act.

2002-2004 Appropriations
------------------------

          On December 19, 2001, the Governor presented the 2002 Budget Bill for the 2002-2004 biennium. The 2002 Budget Bill included for the biennium $24,173.7 million from the general fund in base spending, and total general fund resources of $24,257 million. Recommendations for new spending totaled $2,063.9 million, and the 2002 Budget Bill recommended $978.1 million in budget reductions and $1,007.5 million in alternative funding strategies. New spending items included a two-percent salary increase for state employees, faculty, teachers, and state-supported local employees; funding to cover the increased cost of health insurance and other fringe benefits for state employees; full funding for the Standards of Quality and funding for other K-12 education programs; funding to enhance programs at Norfolk State and Virginia State Universities, to increase student financial assistance, to support operation of new academic facilities, and other funding for Virginia's public institutions of higher education; and significant funding for health and human resources programs. Budget reductions and savings actions in the 2002 Budget Bill included a six percent across-the-board reduction for state agencies, and additional targeted reductions. Alternative funding strategies in the 2002 Budget Bill included utilizing bonds for road construction, using Literary Fund monies to support teacher retirement and for school construction, and increasing certain permit fees.

          On January 12, 2002, new Governor Warner submitted executive amendments to the 2002 Budget Bill presented by former Governor Gilmore. Spending actions in Governor Warner's executive amendments for the 2002-2004 biennium include partial restoration of school construction grants, increased funding for response to terrorism, elimination of non-general fund across-the-board cuts, reduction in across-the-board cuts for judicial agencies, mitigation of higher education reductions, and increased funding for state employee health insurance benefits. Savings actions include deferral of the proposed raises for state employees, faculty, teachers, and state-supported local employees; deferring the final phase of the Personal Property Tax relief program until fiscal year 2005, and increasing the across-the-board cuts to seven percent in fiscal year 2003 and eight percent in fiscal year 2004. Governor Warner also proposed an increase in motor vehicle registration fees and district court fees, and a new recordation fee. These additional resources would be used primarily to fund the courts and to increase funding for anti-terrorism activities.

          The 2002 Session of the Virginia General Assembly ended on March 9, 2002. The 2002 Budget Bill was amended by the General Assembly and submitted to the Governor for approval. On April 8, 2002, the Governor submitted to the General Assembly 83 amendments to the Bill. At its reconvened session on April 17, 2002, the 2002 General Assembly accepted all but 14 of the Governor's proposed amendments to the 2002 Budget Bill. On May 17, 2002 Governor Warner signed the bill and vetoed six items. The bill became effective on July 1, 2002.

Litigation
----------

          The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

FLORIDA PORTFOLIO

          The following is based on information obtained from an Official Statement, dated September 15, 2002, relating to
$326,000,000 State of Florida, State Board of Education, Public
Education Capital Outlay Refunding Bonds, 2002 Series C.

Economic Climate
----------------

          Florida is the fourth most populous state in the nation with a population of 16.33 million. Strong population growth is the fundamental reason why Florida's economy has typically performed better than the nation as a whole. Since 1990, U.S. population has increased about 1.0% annually, while Florida's population has averaged a 1.8% annual increase.

          Many of the nation's senior citizens choose Florida as their place of retirement. The State, however, is also recognized as attracting a significant number of working age people. From 1990-2000, Florida's working age population (25-59) grew by approximately 29%, representing 46.6% of the total population in 2000. The population aged 65 and older grew by 18.6% during the same period, representing 17.5% of the total population in 2000.

          Over the years, Florida's total personal income has grown at a strong pace and outperformed both the U.S. and other southeastern states. The increase in Florida's total personal income directly reflects the State's population increase. Florida's per capita personal income has been slightly higher than the national average for many years. From 1990 to 1999, Florida's total personal income grew by 62% and per capita income expanded approximately 41%. For the nation, total and per capita personal income increased by 59% and 46%, respectively.

          Sources of personal income differ in Florida from that of the nation and the other southeastern states. Because Florida has an older and proportionally larger retirement population, property income (dividends, interest, and rent) and transfer payments (social security, retirement, disability, unemployment insurance, workers' compensation, veterans and miscellaneous) are major sources of income.

          Since 1990, Florida's working age population (18-64) and the number of employed persons increased 20.2%. In spite of Florida's rapid population growth, employment has grown even faster. Contributing to Florida's rapid rate of growth in employment and income are international trade and structural changes to the economy. The State is gradually becoming less dependent on employment related to construction, agriculture, and manufacturing, and more dependent on employment related to trade and services. In 2001, services constituted 37.6% and trade 24.6% of the State's total nonfarm jobs.

Fiscal Matters
--------------

          The rate of growth in State revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years. Revenues have never exceeded the limitation. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless 2/3 of the members of both houses of the legislature vote to raise the limit. State revenues include taxes, licenses, fees, charges for services imposed by the legislature on individuals, business or agencies outside of state government and revenue from the sale of lottery tickets.

          Under current law, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues each State fiscal Year, and the State may not borrow to fund governmental operations.

          The financial needs of the State are addressed by legislative appropriations through the use of three funds: the General Revenue Fund, trust funds, and the Working Capital Fund. In addition, Article III of the Florida Constitution establishes a fourth fund known as the Budget Stabilization Fund. The trust funds consist of monies which under law or trust agreement are segregated for a specified purpose. New trust funds may not be created without the approval of three-fifths of the membership of each house of the Legislature; and all trust funds, with limited exceptions, terminate after four years unless reenacted. Revenues in the General Revenue Fund, which are in excess of the amount needed to meet appropriations, may be transferred to the Working Capital Fund.

          For fiscal year 1999-2000, the estimated General
Revenue plus Working Capital and Budget Stabilization funds available totaled $20,133.9 million, a 3.3% increase over 1998-99. The $18,555.2 million in Estimated Revenues represented a 4.4% increase over the analogous figure in 1998-99.

          For fiscal year 2000-2001, the estimated General
Revenue plus Working Capital and Budget Stabilization funds available totaled $21,359.0 million, a 3.7% increase over 1999-2000. The $19,320.7 million in Estimated Revenues represented a 3.1% increase over the analogous figure in 1999-2000.

          For fiscal year 2001-2002, the estimated General Revenues plus Working Capital and Budget Stabilization Funds available totaled $21,519.3 million, a .7% increase over 2000-2001. The $19,228.2 million in Estimated Revenues represented a 0.3% increase over the analogous figure in 2000-2001.

          For fiscal year 2002-2003, the estimated General
Revenues plus Working Capital and Budget Stabilization Funds available total $21,635.5 million, roughly the same as for fiscal year 2001-2002. The $19,867.0 million Estimated Revenues represent a 3.3% increase over the analogous figure in 2001-2002.

          The Florida Constitution places limitations on the ad valorem taxation of real estate and tangible personal property for all county, municipal or school purposes, and for water management districts. Counties, school districts and municipalities are authorized by law, and special districts may be authorized by law, to levy ad valorem taxes. The State does not levy ad valorem taxes on real property or tangible personal property. These limitations do not apply to taxes levied for payment of bonds and taxes levied for periods not longer than two years when authorized by a vote of the electors. The Florida Constitution and the Florida Statutes provide for the exemption of homesteads from all taxation, except for assessments for special benefits, up to the assessed valuation of $5,000. For every person who is entitled to the foregoing exemption, the exemption is increased to a total of $25,000 of assessed valuation for taxes levied by governing bodies.

MASSACHUSETTS PORTFOLIO

          The following was obtained from an Official Statement, dated August 21, 2002, relating to $670,745,000 General Obligation Bonds Consolidated Loan of 2002, Series D, $102,820,000 General Obligation Refunding Bonds, 2002 Series B, and $108,825,000 General Obligation Refunding Bonds 2003, Series A, and The Commonwealth of Massachusetts, Information Statement dated March 25, 2002, as supplemented August 21, 2002.

Economic Climate
----------------

          Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over-age group in 2015 and 2025. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher rates of annual income than the national average. These high levels of income have been accompanied by a significantly lower poverty rate and, with the exception of the recession of the early 1990s, considerably lower unemployment rates in Massachusetts than in the United States since 1980. While economic growth in Massachusetts slowed considerably during the recession of 1990-1991, and was below the national average, from 1992 to 1997 Massachusetts tracked the U.S. growth rate quite closely. In 1999 and 2000, the pace of growth was faster than the nation as a whole.

          Per capita personal income for Massachusetts residents is estimated to have been $38,845 in 2001, as compared to the national average of $30,271. While per capita personal income is, on a relative scale, higher in Massachusetts than in the United States as a whole, this is offset to some extent by the higher cost of living in Massachusetts.

          The Massachusetts services sector, with 36.9 percent of the non-agricultural work force in May 2002, is the largest sector in the Massachusetts economy. Government employment represents 13.2% of total non-agricultural employment in Massachusetts. While total employment in construction, manufacturing, trade, government, services, and finance, insurance and real estate declined between 1988 and 1992, the economic recovery that began in 1993 has been accompanied by increased employment levels. Between 1994 and 1997, total employment levels in Massachusetts increased at yearly rates of approximately 2.0%. In 2001, employment levels in all but two industries increased or remained constant.

          While the Massachusetts Unemployment Rate was significantly lower than the national average between 1979 and 1989, the economic recession of the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average. However, the economic recovery that began in 1993 has caused unemployment rates in Massachusetts to decline faster than the national average. As a result, since 1994 the unemployment rate in Massachusetts has been below the national average. The unemployment rate in Massachusetts during 2001 was 3.7%, compared to 4.8% for the nation.

          The economy of Massachusetts remains diversified among several industrial and non-industrial sectors. In 2000, the three largest sectors of the total Massachusetts economy (services, finance, insurance and real estate, and manufacturing) contributed over 65% of the total Massachusetts Gross State Product.

          The downside risks for Massachusetts include the shortage of skilled labor, low net population growth which will further constrain job creation, and the prominence of the financial services industry in the economy coupled with a relatively high proportion of non-wage income, both of which are sensitive to the performance of the financial markets.

Financial Condition
-------------------

          Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon.

          Certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue bonds and notes for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either (a) Commonwealth-supported debt, (b) Commonwealth-guaranteed debt or
(c) indirect obligations.

          Debt service expenditures of the Commonwealth in Fiscal Years 1996-2001 were $905.1 million, $997.6 million, $1,079.3 million, $1,173.8 million, $1,193.3 million and $1,407.9 million, respectively, and are projected to be $1,351.7 million for fiscal year 2002. In January 1990, legislation was enacted which imposes a 10 percent limit on the total appropriations in any fiscal year that may be expended for payment of interest on general obligation debt (excluding Fiscal Recovery Bonds) of Massachusetts.

2001 Fiscal Year
----------------

          On January 26, 2000, the Governor filed his fiscal 2001 budget recommendations with the House of Representations. The proposal called for budgeted expenditures of approximately $21.346 billion. The proposed fiscal 2001 spending level represents the transfer off budget of $645 million of sales tax revenues (and approximately $632 million of spending) as a result of the forward funding of the Massachusetts Bay Transportation Authority. After accounting for this shift, the Governor's budget represented a $596 million, or 2.8%, increase over estimated total fiscal 2000 expenditures of $21.382 billion. Budgeted revenues for fiscal 2001 were estimated to be $21.315 billion. After accounting for the revenue shift off budget, the Governor's budget submission represented a $599 million, or 2.8%, increase over the $21.360 billion forecast for fiscal 2000. The Governor's proposal projected a fiscal 2001 ending balance in the budgeted funds of $1.979 billion, including a Stabilization Fund balance of $1.599 billion.

          The Governor's budget recommendation was based on a tax revenue estimate of $14,903 billion. After accounting for the revenue shift off budget, this represented a $260 million, or 1.7%, increase over fiscal 2000 estimated tax revenues of $15.288 billion. The estimate reflected $135 million in income tax cuts, including a reduction of the personal income tax rate from 5.95% to 5% over three years.

2002 Fiscal Year
----------------

          On January 24, 2001, Governor Cellucci filed his fiscal 2001 budget recommendation. The Governor's proposal called for budgeted expenditures of approximately $22.549 billion. The proposed fiscal 2002 spending level represented the transfer off budget of $42.2 million of tax revenues (and approximately $42.2 million of spending) as a result of a proposed forward funding of the regional transit authorities. After accounting for this shift, the Governor's budget represented a $245 million, or 1.1%, increase over estimated total fiscal year 2001 expenditures of $22.3 billion. Total budgeted revenues for fiscal year 2002 were estimated to be $22.639 billion. The Governor's budget submission represented a $579.5 million, or 2.6%, revenue increase over the $22.060 billion forecast for fiscal year 2001. The Governor's proposal projected a fiscal year 2002 ending balance in the budgeted funds of $2.131 billion, including a Stabilization Fund balance of $1.698 billion.

          The Governor's budget recommendation was based on a tax revenue estimate of $16.343 billion, including $671 million of sales tax receipts dedicated to the MBTA and $42.2 million of tax revenues to be dedicated to the regional transit authorities under the Governor's forward funding proposal. The net amount of $15.631 billion represented a 4.9% baseline increase over fiscal 2001 estimated net tax revenues of $15.589 billion. The fiscal year 2002 estimate reflected a $457 million reduction in income tax receipts attributable to the initiative petition approved by the voters in November, 2000.

2003 Fiscal Year
----------------

          On January 23, 2002, Acting Governor Swift filed her fiscal year 2003 budget recommendation. The Acting Governor's budget recommendation called for budgeted expenditures of approximately $23.548 billion. The Acting Governor's budget recommendation represents a $717 million, or 3.1%, increase over the current fiscal 2002 spending projection of $22.831 billion. Total budgeted revenues for fiscal year 2003 are estimated to be $22.6 billion. The Acting Governor's proposal projected a fiscal 2003 ending balance in the budgeted funds of $843.6 million, including a Stabilization Fund balance of $838.4 million. Fiscal year 2003 ending balances will change depending on how fiscal year 2002 ending balances finish.

          The Acting Governor's January 23, 2002 budget recommendation was based on a tax revenue estimate of $15.615 billion, inclusive of $686.9 million of sales tax receipts dedicated to the MBTA. This amount represented a 5.1% baseline increase from fiscal year 2002 tax revenues, estimated at the time to be $15.405 billion. Fiscal year 2002 and fiscal year 2003 tax revenues are now anticipated to be considerably lower than the estimates available at the time of the fiscal 2003 year budget recommendation.

          On April 15, 2002, the Acting Governor and legislative leaders reached a consensus on the fiscal year 2003 tax revenue estimate of $14.716 billion. The Department of Revenue estimated that $684 million of sales tax revenue dedicated to the MBTA is included in the $14.716 billion figure. On June 11, 2002, the Executive Office for Administration and Finance revised its fiscal year 2003 tax revenue estimate downward to $14.175 billion, based on its forecast of lower growth in income and corporate tax revenue in fiscal year 2003 than previously projected. In July 2002, the Executive Office for Administration and Finance again revised the tax revenue estimate downward to $14.116 billion. The Department of Revenue's revised estimate assumed that tax cuts scheduled to take effect under then-current tax law would remain in effect.

          On June 25, 2002, the Acting Governor signed an interim budget to allow state services to continue for the first month of fiscal year 2003. On July 22, 2002 the Acting Governor signed an additional interim budget to allow state services to continue for the first two weeks of August.

          On July 19, 2002, the Legislature passed legislation that the Department of Revenue estimates would increase Commonwealth tax revenues by approximately $1.236 billion through increases in the cigarette tax, the tax on capital gains, elimination of the personal income tax charitable deduction, and increases in personal income tax exemptions. In addition, the fiscal year 2003 General Appropriations Act increased certain fees, which would increase revenues by approximately $80 million. The tax increase legislation was vetoed by the Acting Governor, but the veto was overridden.

          In November 1980, voters in the Commonwealth approved a state-wide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2 limits the property taxes that a Massachusetts city or town may assess in any fiscal year to the lesser of (i) 2.5 percent of the full and fair cash value of real estate and personal property therein and (ii) 2.5 percent over the previous fiscal year's levy limit plus any growth in the base from certain new construction and parcel subdivisions. In addition, Proposition 2 1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5 percent of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town. The law contains certain override provisions and, in addition, permits certain debt servicings and expenditures for identified capital projects to be excluded from the limits by a majority vote, in a general or special election. At the time Proposition 2-1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenue. Between fiscal years 1981 and 2000, the aggregate property tax levy grew from $3.3 billion to $7.1 billion, representing an increase of approximately 112.2% percent. By contrast, the consumer price index for all urban consumers in Boston grew during the same period by approximately 119.2%.

          During the 1980's, Massachusetts increased payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In fiscal year 2002, approximately 22.8% of Massachusetts' budget is estimated to have been allocated to Local Aid. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called "cherry street" prepared by the Department of Revenue, excluding certain person funds and nonappropriated funds.

          During Fiscal Years 1997, 1998, 1999, 2000 and 2001,
Medicaid expenditures of the Commonwealth were $3.456 billion, $3.666 billion, $3.856 billion, $4.305 billion and $4.642 billion, respectively. The average annual growth rate from fiscal year 1997 to fiscal year 2001 was 8.1%. The Executive Office for Administration and Finance estimates that fiscal year 2002 Medicaid expenditures will be approximately $5.259 billion, an increase of 13.3% from fiscal year 2001.

          The Division of Medical Assistance has implemented a number of savings and cost control initiatives including managed care, utilization review and the identification of third party liabilities. In spite of increasing caseloads, Massachusetts has managed to keep annual growth in per capita expenditures low. From fiscal year 1997 through fiscal year 2001, per capita costs have increased by 1.6% annually. Beginning in fiscal year 1998, the state expanded eligibility for the Medicaid program for health care coverage by increasing the Medicaid benefits income cutoff to 133 percent of the federal poverty level for teenagers and adults, and by increasing the Medicaid benefits income cutoff to 200 percent of the federal poverty level for children up to the age 18 and pregnant women, resulting in a total of 955,000 members by the end of fiscal year 2001 or a 4.8% increase over the case load at fiscal year 2000. In addition, pharmacy assistance to seniors, a program begun in 1998, continued to grow in fiscal year 2001, with expenditures increasing by 88.6% from fiscal year 2000.

Litigation
----------

          There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

PENNSYLVANIA PORTFOLIO

          The following was obtained from an Official Statement, dated October 1, 2002, relating to the issuance of $698,030,000
Commonwealth of Pennsylvania General Obligation Bonds, Second
Refunding Series of 2002.

Economic Climate
----------------

          The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions.

          Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $5.1 billion in crop and livestock products annually. Agribusiness and food related industries reached record export sales, approaching $1 billion in economic activity in 2001. Over 59,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and four million acres of pasture and farm woodlands - nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a number of agricultural products.

          Pennsylvania's natural resources include major deposits of coal, petroleum, natural gas and cement. Extensive public and private forests provide a vast source of material for the lumber/wood products industry and the related furniture industry. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams, natural and man-made lakes.

          Human resources are plentiful in Pennsylvania. The workforce is estimated at 5.7 million people, ranking as the sixth largest labor pool in the nation. The high level of education embodied in the Commonwealth's work force fosters a wide variety of employment capabilities. Pennsylvania's basic and higher education statistics compare favorably with other states in the nation.

          Pennsylvania is a Middle Atlantic state within easy reach of the populous eastern seaboard and, as such, is a gateway to the Midwest. The Commonwealth's strategic geographic position is enhanced by a comprehensive transportation grid. The Commonwealth's water systems afford the unique feature of triple port coverage, a deep water port at Philadelphia, a Great Lakes port at Erie and an inland water port at Pittsburgh.

          The Commonwealth is highly urbanized. Of the Commonwealth's 2001 mid-year population estimate, 79 percent resided in the 15 Metropolitan Statistical Areas ("MSAs") of the Commonwealth. The largest MSAs in the Commonwealth are those which include the cities of Philadelphia and Pittsburgh, which together contain almost 44 percent of the State's total population. The population of Pennsylvania, the highest ever,
12.28 million people in 2001, according to U.S. Bureau of the Census, represents a population growing more slowly than the nation with a higher portion than the nation or the region comprised of persons between 45 and 65 years of age.

          Non-agricultural employment in Pennsylvania over the ten years ending in 2001 increased at an annual rate of 1.2%.
This rate compares to a 0.7% rate for the Middle Atlantic Region and 2.1% for the U.S. during the same period.

          Non-manufacturing employment in Pennsylvania has increased in recent years to 84.4% of total employment in 2001. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 15.6% of 2001 non- agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 2001, the services sector accounted for 33.4% of all non-agricultural employment while the trade sector accounted for 22.3%.

          Within the manufacturing sector of Pennsylvania's economy, which now accounts for less than one-fifth of total non-agricultural employment in Pennsylvania, the non-electrical machinery industries employed the largest number of workers. Employment in the non-electrical machinery industries was 10.7% of Pennsylvania manufacturing employment but only 1.7% of total Pennsylvania non-agricultural employment in 2001.

          Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990's. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 7.0% in 1991 and 7.6% in 1992. The resumption of faster economic growth resulted in an annual decrease in the Commonwealth's unemployment rate to 4.7% in 2001. From 1997 through 2001, Pennsylvania's annual average unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States. As of July 2002, the most recent month for which data are available, the seasonally adjusted unemployment rate for the Commonwealth was 5.4%.

          Personal income in the Commonwealth for 2001 was $377.4 billion, an increase of 3.4% over the previous year. During the same period, national personal income increased at a rate of 3.3%. Based on the 2001 personal income estimates, per capita income for 2001 was at $30,720 in the Commonwealth compared to per capita income in the United States of $30,472.

          The Commonwealth's 2001 average hourly wage rate of $14.85 compares favorably to the national average of $14.33 for 2001.

Financial Condition
-------------------

          The Commonwealth utilizes the fund method of accounting. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all obligations, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

          Financial information for the General Fund is maintained on a budgetary basis of accounting. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP").

Financial Results for Recent Fiscal Years (Budgetary Basis)
-----------------------------------------------------------

          Fiscal Year 2002. Largely due to the effects of the national recession on tax and other receipts, actual fiscal year 2002 revenues were below estimate by 5.9% or $1.268 billion. Total fiscal year 2002 revenues net of reserves for tax refunds and including intergovernmental transfers were $19,642.3 million. Actual expenditures from fiscal year 2002 appropriations were 1.2% below the original appropriated levels. Total expenditures net of appropriation lapses and including intergovernmental transfers totaled $20,870.4 million. An unappropriated surplus balance at the close of the fiscal year was maintained by the transfer of the $1,038 million balance of the Tax Stabilization Reserve Fund to the General Fund and a partial draw down of the $336.5 million General Fund balance at the beginning of the fiscal year. The unappropriated balance at the close of the 2002 fiscal year was $142.8 million.

          Commonwealth tax revenues for the fiscal year declined 2.6% from fiscal year 2001 tax receipts, the first year over year decrease in tax receipts since fiscal year 1962, largely due to the national economic recession during the 2002 fiscal year. Most major tax categories experienced collections below their budget estimate. Sales tax receipts, the Commonwealth's largest single tax category, were below estimate by $59 million (0.8%). Corporate tax collections were $358.8 million (9.1%) below estimate led by corporate net income tax receipts that were $217.9 million (13.3%) below the budgeted estimate. Non-tax revenue receipts were $155.4 million (24.2%) below the estimate for fiscal year 2002 led by a decline in miscellaneous revenues, primarily earnings on investments.

          Reserves for tax refunds in fiscal year 2002 were $967.2 million, an increase of 11.2% over fiscal year 2001 reserves. Recent tax and tax rate changes are believed to contribute to the growth rate in refunds. Actual tax refunds in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried forward from one fiscal year to the next to decline. At the end of fiscal year 2002, approximately $151 million of reserves were available for making tax refunds in the following fiscal year.

          Expenditures of Commonwealth revenues during fiscal year 2002, including supplemental appropriations, intergovernmental transfers and net of appropriation lapses, were $20,874.4 million, representing a 4.5% increase over the prior fiscal year. A total of $457.4 million of appropriations were lapsed during fiscal year 2002 as part of a comprehensive effort to limit spending growth in response to decreased revenues resulting from the national recession. The fiscal year 2002 budget relied on intergovernmental transfers for a larger portion of medical assistance costs than in fiscal 2001. Intergovernmental transfers replaced $549.6 million of General Fund medical assistance costs in fiscal year 2002 compared to $248.4 million in fiscal year 2001.

          Fiscal Year 2001. For the 2001 fiscal year, revenues were above estimate and expenditures were lower than projected, enabling the General Fund to end the fiscal year with an unappropriated surplus balance of $335.5 million. Expenditures from Commonwealth revenues for the fiscal year, net of appropriation lapses and intergovernmental transfer transaction contributions, totaled $19,966.2 million against Commonwealth revenues, net of tax refund and rebate reserves, of $19,691.1 million. Financial operations during the fiscal year caused the total unappropriated surplus balance to decline by $275 million as of June 30, 2001, an amount smaller than budgeted.

          Commonwealth revenues (prior to reserves for tax refunds) totaled $20,561.7 million, $81.2 million (0.4%) above the estimate made at the time the budget was enacted. Commonwealth tax revenues for the fiscal year increased by 1.4% over fiscal 2000 tax receipts. The growth of tax receipts during the fiscal year was constrained by $444.6 million of tax reductions enacted for the fiscal year and the slowing rate of economic growth experienced in the nation and the state during this period. Among Commonwealth receipts for the fiscal year, the capital stock and franchise tax, the personal income tax and miscellaneous non-tax income were substantially higher than budgeted. Although fiscal year receipts from the capital stock and franchise tax were above budget estimates, receipts were 1.9% below fiscal 2000 receipts, in part, due to a tax rate cut effective during the fiscal year. Receipts from the personal income tax increased 6.0 percent for the fiscal year led by a 6.5% gain in withholding receipts. Miscellaneous revenues increased 6.8% over the prior fiscal year, largely due to earnings on invested balances. Major Commonwealth revenue sources whose actual revenues were significantly under their budgeted amounts include the corporate net income and the sales taxes. Corporate net income tax receipts, reflecting the recent trend of falling business profits, declined by 13.8% for fiscal year 2001. Sales tax receipts, though below budget, increased by 2.6% over receipts during the previous fiscal year.

          Reserves for tax refunds in fiscal year 2001 were $870 million, an increase of 6.7% over fiscal year 2000 reserves. Actual tax refund payments in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried over from one fiscal year to the next to decline. At the end of fiscal year 2001, approximately $184 million of reserves were available for making tax refunds in the following fiscal year.

          Fiscal Year 2000. At the end of the 2000 fiscal year the unappropriated surplus balance (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $718.3 million, a $280.6 million increase from the fiscal 1999 year-end. The gain was due to higher than anticipated Commonwealth revenues and to appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. An amount of $107.7 million was transferred from the surplus to the Tax Stabilization Reserve Fund representing the then statutorily required 15% annual transfer. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year for the General Fund. Commonwealth revenues for the 2000 fiscal year totaled $20,256.7 million, an increase of 5.4% ($1,030.0 million) over the prior fiscal year. The amount authorized and reserved for tax refunds was increased by $171.0 million (26.6%) as actual fiscal year 1999 tax refund payments exceeded the reserved amount. The additional tax refunds were made from fiscal year 2000 reserves. After adjustment for reserves for tax refunds, net Commonwealth revenues were 4.6% above those of the prior fiscal year.

          Commonwealth tax revenues, net of an estimated $390.2 million of tax reductions enacted with the fiscal year 2000 budget, increased by 5.2% for the fiscal year. Among the major tax sources, the sales tax increased by 6.2%, the personal income tax by 5.7%, and the corporate net income tax by 7.8%. Non-tax revenues increased by 13.6% ($53.5 million) largely from higher investment earnings. Higher than anticipated available cash balances and higher interest rates provided the gains in investment earnings. Tax cuts enacted for the fiscal year included (i) a reduction of the tax rate for the capital stock and franchise taxes by one mill to 10.99 mills and a reduction in the minimum tax by $100 to $200 ($107.8 million); (ii) repeal of the gross receipts tax on regulated natural gas companies ($78.4 million); (iii) increase the weighting from 50% to 60% of the sales factor used in the apportionment formula to calculate Pennsylvania taxable income for corporate net income purposes ($31.5 million); (iv) restructure the public utility realty tax ($54.6 million); and (v) expand the income limit to qualify for personal income tax forgiveness by $500 to $6,500 per dependent ($7.5 million).

          Expenditures for the fiscal year (excluding intergovernmental transfer transaction expenditures and net of appropriation lapses) were $19,171.0 million representing a 5.7% ($1,026.0 million) increase over the prior fiscal year. Expenditures include $220.1 million in net supplemental appropriations enacted late in the fiscal year, primarily for corrections, education and public welfare programs. Also included in this amount is $103 million of capital projects funding, a non-recurring budget item. This amount funds several capital projects and will be in lieu of Commonwealth debt financing. Lapses of appropriation authority during the fiscal year totaled $255.3 million, including $124.3 million of prior fiscal year appropriation lapses. The lapsed appropriation amounts provided funding for the supplemental appropriations enacted.

Financial Results for Recent Fiscal Years (GAAP Basis)
------------------------------------------------------

          Fiscal Year 2002. GAAP basis information for fiscal year 2002 is not yet available.

          Fiscal Year 2001. For fiscal year 2001 assets increased $454.2 million, a 5.9% increase over fiscal year 2000 to $8,183.2 million, primarily due to higher amount of funds in investments. Liabilities also rose during fiscal year 2001, increasing $232.9 million to $3,698.2 million. The increase of assets over liabilities for fiscal year 2000 caused the fund balance to increase by $221.3 million to $4,485.0 million as of June 30, 2001. The unreserved undesignated fund balance as of June 30, 2001 was $1,524.8 million, a $175.3 million reduction from the prior fiscal year.

          Revenues and other sources for fiscal year 2001 increased by 5.3% over the prior fiscal year while expenditures and other uses grew by 5.7%. However, revenues and other sources for the fiscal year exceeded expenditures, other uses, and residual equity transfers to produce a $221.3 million increase in fund balance at June 30, 2001. An increase in tobacco settlement amounts of $384.5 million included in other designated funds accounted for all of the increase in fund balance during the fiscal year. Correspondingly, the unreserved-undesignated fund balance declined by $175.3 million from the prior fiscal year.

          Fiscal Year 2000. During the 2000 fiscal year, assets increased $1,731.4 million, chiefly due to higher temporary investments. Liabilities also rose during the period by $331.1 million. Together, these changes produced a $1,400.3 million increase to the fund balance at June 30, 2000. The fund balance at the end of fiscal year 2000 was $4,263.6 million, the largest fund balance achieved since audited GAAP reporting was instituted in 1984 for the Commonwealth. The $1,105 million June 30, 2000 balance in the Tax Stabilization Reserve Fund is included in the GAAP basis fund balance for the General Fund.

          Revenues from taxes and other sources during fiscal year 2000 increased 5.9% over the fiscal year 1999 level. Taxes increased by $888.5 million representing a 4.9% increase while other revenues rose by $979.7 million. Expenditures and other uses rose during the fiscal year by 6.8%, led by a 21.4% increase in expenditures for economic development and assistance costs. However, that increase only accounted for $83.0 million of expenditure increase for the fiscal year. Expenditures in the largest expenditure category, public health and welfare, increased by $1,053.7 million representing a 7.2% increase.

City of Philadelphia
--------------------

          Philadelphia is the largest city in the Commonwealth with an estimated population of 1,517,550 according to the 2000
Census.

          The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia, the Commonwealth's largest city, in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on June 18, 2002.

          No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA'S authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $840.6 million in special revenue bonds outstanding as of June 30, 2002. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

Commonwealth Debt
-----------------

          The Constitution permits the Commonwealth to incur following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

          Net outstanding general obligation debt totaled $6,032.6 million at June 30, 2002, an increase of $616.4 million from June 30, 2001. Over the 10-year period ending June 30, 2002, total outstanding general obligation debt increased at an annual rate of 2.2%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 4.7%.

          Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations.

Litigation
----------

          In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal 2001 is $20.0 million.

OHIO PORTFOLIO

          The following is based on information obtained from a Preliminary Official Statement, dated August 20, 2002, relating to $200,000,000 State of Ohio Common Schools General Obligation
Bonds, Series 2002 B.

Economic Climate
----------------

          Ohio's 2000 decennial census population of 11,353,140 indicated a 4.7% population growth since 1990 and ranked Ohio seventh among the states in population.

          Although manufacturing (including auto-related manufacturing) in Ohio remains an important part of the State's economy, the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors. In 1999, Ohio ranked seventh in the nation with approximately $362 billion in gross state product and was third in manufacturing with an approximate value of $93 billion. As a percent of Ohio's 1999 gross state product, manufacturing was responsible for 26%, with 18% attributable to the services sector and 16% to the finance, insurance and real estate sector. Ohio is the eighth largest exporting state, with 2000 merchandise exports totaling $26 billion. The state's two leading export industries are transportation equipment and industrial machinery, which together account for 51% of the value of Ohio's merchandise exports.

          Ohio continues as a major "headquarters" state. Of the top 500 corporations (industrial and service) based on 1999 revenues reported in 2000 by Fortune, 28 had headquarters in Ohio, placing Ohio tied for fifth as a corporate headquarter state.

          Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It increased through 1991, decreased slightly in both early 1992 and late 1993, but otherwise has increased steadily through 2000. Growth in recent years has been concentrated among "non-manufacturing" industries, with manufacturing employment tapering off since its 1969 peak. The "non-manufacturing" sector employs approximately 81% of all non-agricultural payroll workers in Ohio.

          With 14.9 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 80,000 individual farms, agriculture and related agricultural sectors combined is an important segment of Ohio's economy. Ohio's 2000 crop production value of $2.6 billion represented 3.7% of total U.S. crop production value. In 1999, Ohio's agricultural sector total output reached $5.1 billion with agricultural export shares (primarily soybeans, feed grains and wheat, and their related products) estimated at a value of $1.2 billion.

Financial Condition
-------------------

          Consistent with the constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. The Constitution requires the General Assembly to provide for raising revenue, sufficient to defray the expenses of the state, for each year, and also a sufficient sum to pay the principal and interest as they become due on the state debt. The State is effectively precluded by law from ending a Fiscal Year or a biennium in a deficit position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Constitution to $750,000.

          The Revised Code provides that if the Governor ascertains that the available revenue receipts and balances for the General Revenue Fund ("GRF") or other funds for the then current fiscal year will in all probability be less than the appropriations for that year, he shall issue such orders to State agencies as will prevent their expenditures and incurred obligations from exceeding those revenue receipts and balances. The Governor did implement this directive in some prior fiscal years, and has implemented it in both years of the current fiscal biennium.

          Most State operations are financed through the GRF. Personal income and sales-use taxes are the major GRF sources. The last complete fiscal biennium ended June 30, 2001 with a GRF fund balance of $219,413,500. The State also has maintained a "rainy day" fund, the Budget Stabilization Fund (BSF), which under current law and until used is intended to carry a balance of approximately 5% of the GRF revenues for the preceding Fiscal Year. The BSF is generally maintained by transfer from the surplus, if any in each Fiscal Year. The BSF has a current balance of $427,904,000.

          At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has, since 1934, limited the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of the aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation--commonly referred to in the context of Ohio local government finance as the "ten-mill limitation".

          The Constitution directs or restricts the use of certain revenues. Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts. State lottery net profits are allocated to elementary, secondary, vocational and special education program purposes including, as provided for in the recently passed constitutional amendment, application to debt service on obligations issued to finance capital facilities for a system of common schools.

          Census figures for 1998 showed that Ohio then ranked 34th in state taxes per capita. As examples of rates of major taxes, the State sales tax is currently levied at the rate of 5%. The highest potential aggregate of State and permissive local sales taxes is currently 8%, and the highest currently levied in any county is 7%. The State gasoline tax is currently 22 cents per gallon, one cent of which is specifically directed to local highway-related infrastructure projects.

          Current State personal income tax rates, applying generally to federal adjusted gross income, range from 0.743% on $5,000 or less with increasing bracketed base rates and percentages up to a maximum on incomes over $200,000 of $11,506 plus 7.5% on the amount over $200,000. Reflecting amounts transferred from Fiscal Year ending GRF balances to the Income Tax Reduction Fund, personal income tax rates for each of the 1996 through 2000 tax years were reduced by approximately 6.61%, 3.99%, 9.34%, 3.63% and 6.93%, respectively.

          Under current law, enacted in May 2002, beginning in July 2005 the State income tax brackets will be indexed to the Gross Domestic Product figures.

          The Constitution requires 50% of State income tax receipts to be returned to the political subdivisions or school districts in which those receipts originate. There is no present constitutional limit on income tax rates.

          Municipalities and school districts may also levy certain income taxes. Any municipal rate (applying generally to wages and salaries, and net business income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates), requires voter approval. Most cities and villages levy a municipal income tax. The highest current municipal rate is 2.85%. A school district income tax is currently approved in 127 districts.

          Since 1960 the ratio of Ohio to U.S. aggregate personal income has declined, with Ohio's ranking moving from fifth among the states in 1960 and 1970 to eighth in 1990, increasing to seventh in 1994 and thereafter. This movement in significant measure reflects "catching up" by several other states and a trend in Ohio toward more service sector employment.

Recent Bienniums
----------------

          For the 2000-01 biennium, GRF appropriations approximated $39.8 billion. Ohio ended the first year of the 2000-01 biennium with a GRF budgetary fund balance of $855.8 million, higher than anticipated due to lower-than-budgeted spending and higher-than-expected revenue. As a result, $610.4 million of the GRF's June 30, 2000 budgetary fund balance was transferred to the income tax reduction fund, $49.2 million was transferred to the BSF and the balance was carried forward to pay for budgeted expenditures in fiscal year 2001.

          In December 2000 (the second year of the biennium), the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance assistance programs. The State's share of this additional funding was $247.6 million, with $125 million coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1-2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and rental payments relating to obligations, were elementary and secondary education.

          The Governor announced in late March 2001 OBM's new preliminary lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 (for which appropriation bills were then pending). Based on indications that the Ohio economy continued to be affected by the economic downturn being experienced nationwide, GRF revenue estimates for Fiscal Year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further reductions in expenditures and appropriations spending, with the same exceptions as the earlier reductions mentioned above. In addition, with the aim of achieving a July 1, 2001 beginning GRF fund balance (and a June 30 ending balance) of at least $188,200,000 (representing historical 0.5% year end cash flow allowance), OBM was authorized to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended Fiscal Year 2001 with a GRF cash balance of $817,069,000 and fund balance of $219,414,000, making that transfer unnecessary.

          Lengthy and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures for the new fiscal years 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures have been primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

          The GRF appropriations act for the 2002-03 biennium, not providing for any increases in major State taxes, was passed in June 2001, and promptly signed (after selective vetoes) by the Governor. That act provided for total GRF biennial expenditures of approximately $45.1 billion. The appropriations act provided for the use of certain reserves, aimed at achieving fiscal year and biennium ending positive fund balances based on estimates and projections at the time of passage. OBM was authorized by the original appropriations act to transfer, if necessary, up to $150,000,000 from the BSF (current balance of over $1 billion) to the GRF for purposes of increasing moneys available to pay Medicaid expenses, with an additional $10,000,000 appropriated from the BSF to a State emergency purposes fund. Assuming all those transfers are made from the BSF, its balance would have been reduced to approximately $855,000,000.

          The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001, OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories, OBM then projected GRF revenue shortfalls for fiscal year 2002 of $709,000,000 and of $763,000,000 for current fiscal year 2003. Executive and legislative actions were taken based on the then new OBM estimates, including reduced appropriations spending by most State agencies. Then in December, the General Assembly passed legislation, the more significant aspects of which included authorizing the transfer of up to $248,000,000 from the BSF to the GRF during the current biennium, reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in fiscal years 2002 and 2003, and reducing appropriations spending authorizations for the legislative and judicial branches.

          Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income taxes and from corporate franchise taxes. These updated estimates of GRF revenue shortfalls were approximately $763,000,000 in fiscal year 2002 and $1.15 billion in fiscal year 2003. Further executive and legislative actions were taken for fiscal year 2002 and will be taken as necessary to ensure a positive GRF fund balance for the biennium.

          Fiscal year 2002 nevertheless did end with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash). This was accomplished by the remedial steps described above, including the significant transfers from the BSF ($534,300,000) and from tobacco settlement moneys ($289,600,000). The Fiscal Year ending BSF balance was $427,904,000, already committed and appropriated to GRF use if needed in fiscal year 2003.

          On July 1, 2002, the first day of the new fiscal year, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for Fiscal Year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected and was consistent with prior budget balancing discussions between the Governor and General Assembly. OBM is currently projecting a positive GRF fund balance at June 30, 2003. As discussed above, the State is effectively precluded by law from ending a fiscal year or a biennium in a "deficit" position. The Governor and his administration, and the General Assembly, continue and will continue to monitor financial developments on both the revenue and expenditure sides to ensure this positive GRF ending fund balance.

Schools
-------

          In a September 2001 opinion the Ohio Supreme Court issued its latest substantive decision in litigation that had long been pending in Ohio courts questioning the constitutionality of the State's system of school funding and compliance with the constitutional requirement of that the State provide a "thorough and efficient system of common schools." The majority of the Court concluded that the system of school funding, as it had been modified and developed since 1991 and assuming full implementation of two modifications newly ordered by the Court, will meet constitutional requirements. The two modifications directed by the Court, both of which would require action by the General Assembly, are (i) revisions of the formula and factors involved in calculating the per student costs of providing an adequate education (the Court stated no deadline, but required that the revisions be applied retroactively to July 1, 2001; and (ii) the effective date of full implementation of a parity aid program (already adopted and being phased in) is moved up by two years -- full funding to be in fiscal year 2004 rather than 2006.

          The Court granted the State's motion for reconsideration and clarification. It is not possible at this time to state what the Court's final action on reconsideration will be or what or when the General Assembly's responses will be, or what effect they or any related actions may have on the State's overall financial condition (particularly in the current fiscal biennium) or on specific State operations or functions.

Municipalities
--------------

          Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State. Five cities have populations of over 100,000 and 16 over 50,000.

          A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies". A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions, and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).

          There are currently nine municipalities in fiscal emergency status and three municipalities in fiscal watch status.
A current listing of municipalities in fiscal emergency and fiscal watch status is accessible on the Internet at http://www.auditor.state.oh.us.

          The fiscal emergency legislation has been amended to extend its potential application to counties (88 in the State) and townships. This extension is on an "if and as needed" basis, and not aimed at particular identified existing fiscal problems of those subdivisions.

Litigation
----------

          The State of Ohio is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to its operations. The ultimate disposition of these proceedings is not presently determinable, but in the opinion of the Ohio Attorney General will not have a material adverse effect on payment of State obligations.

NORTH CAROLINA PORTFOLIO

          The following summary is included for the purpose of providing a general description of credit and financial conditions of North Carolina and is based on information obtained from an Official Statement, dated March 12, 2002, relating to $204,400,000, State of North Carolina, General Obligation Public Improvement Bonds, Series 2002A. The summary is not intended to provide a complete description of the state. While the Fund has not undertaken to independently verify such information, it has no reason to believe that such information is not correct in all material respects. The summary does not provide specific information regarding all securities in which the Fund is permitted to invest and in particular does not provide specific information on the private business entities whose obligations support the payments on AMT-Subject Bonds.

General Description
-------------------

          The State is located on the Atlantic seacoast and is bordered by the states of South Carolina, Georgia, Tennessee and Virginia. The State has a land area, exclusive of waterways and lakes, of 48,718 square miles. During the period from 1991 to 2001 the State experienced a 20.7% increase in population . The State has six municipalities with populations in excess of 100,000 and two municipalities with populations in excess of 250,000.

Economic Characteristics
------------------------

          The economic profile of the State consists of a combination of industry, agriculture and tourism. Nonagricultural wage and salary employment accounted for approximately 3,946,900 jobs in 2000. The largest segment of jobs was approximately 1,033,800 in the service sector. Based on November 2001 data from the United States Bureau of Labor Statistics, the State ranked tenth among the states in non-agricultural employment and eighth among the states in manufacturing employment. During the period from 1990 to 2000, per capita income in the State grew from $17,367 to $26,842, an increase of 55%. The Employment Security Commission estimated the seasonally adjusted unemployment rate in December 2001 to be 5.9% of the labor force, as compared with an unemployment rate of 5.8% nationwide. According to the Employment Security Commission, the labor force has grown from 3,468,300 in 1990 to 3,958,400 in 2000, an increase of 14%.

          The labor force has undergone significant changes during recent years. The State has moved from an agricultural economy to a service and goods producing economy. Due to the wide dispersal of non-agricultural employment, North Carolina citizens have been able to maintain to a large extent, their rural habitation practices.

          North Carolina's economy continues to benefit from a vibrant manufacturing sector. Manufacturing firms employ approximately 19% of the total non-agricultural workforce. North Carolina has the eighth highest percentage of manufacturing workers in the nation. The State's annual value of manufacturing shipments totaled $175.1 billion in 2000, ranking the State thirteenth in the nation. The State leads the nation in the production of textiles, tobacco products and furniture and is among the largest producers of electronics and other electrical equipment, industrial and commercial machinery and computer equipment.

          More than 800 international firms have established a presence in the State. Charlotte is the second largest financial center in the country based on assets of banks headquartered there. Bank of America Corporation and Wachovia Corporation, two of the nation's five largest bank holding companies, are based in Charlotte. The strength of the State's manufacturing sector, especially industrial machinery and equipment as well as the chemicals industry, also supports the growth in exports. The 2000 annual statistics showed $17.9 billion in exports, thirteenth among the States in export trade.

          Agriculture is a basic element in the economy of the State. Gross agricultural income was in excess of $7.4 billion in 2000, placing the State seventh in the nation in gross agricultural income. The poultry industry is the leading source of agricultural income in the State, accounting for approximately 29% of gross agricultural income in 2000. The pork industry provides approximately 22% of the gross agricultural income. The tobacco industry remains important to the State providing approximately 12% of gross agricultural income. In 2000, the State also ranked third in the nation in net farm income. Nursery and greenhouse products accounted for an increasing share of gross agricultural income, providing approximately 13% in 2000.

          The diversity of agriculture in North Carolina and a continuing emphasis on marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina has the third most diversified agricultural economy in the nation.

          According to the State Commissioner of Agriculture, the State ranks first in the nation in the productions of all tobacco, flue-cured tobacco and sweet potatoes and second in hog production, trout, cucumber for pickles, lima beans, turnip greens and Christmas tree production. The State ranks third in poultry and egg products. A strong agribusiness sector also supports farmers with farm inputs (agricultural chemicals and fertilizer, farm machinery and building supplies) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing). In 2000, North Carolina's agricultural industry, including food, fiber and forest, contributed over $48 billion annually to the State's economy, accounted for nearly 22% of the State's income and employed approximately 21% of the State's work force.

          On November 23, 1998, 46 states' Attorneys General and the major tobacco companies signed a settlement agreement that reimburses states for smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years pursuant to the settlement agreement. The settlement agreement was approved in North Carolina by a Consent Decree in December 1998. On March 16, 1999, the General Assembly enacted a law approving the establishment of a foundation to comply with the Consent Decree and to help communities in North Carolina injured by the decline of tobacco. The foundation will receive 50% of the settlement payments. A trust fund for tobacco farmers and quota holders and a second trust fund for health programs, both created by the General Assembly, will each receive 25% of the settlement payments. As of June 30, 2001 the State had received a total of $140,272,000 in settlement payments.

          North Carolina is also one of 14 states that has entered into a major settlement agreement with several cigarette manufacturers on behalf of tobacco growers and allotment holders. Approximately $1.9 billion of settlement payments (under the National Tobacco Growers Settlement Trust) are expected to be paid to North Carolina tobacco growers and allotment holders under this settlement agreement. Payments of this amount are expected to average $155 million per year over a 12-year period which began in 1999.

          The North Carolina Department of Commerce, Division of Tourism, Film and Sports Development, indicates that travel and tourism is increasingly important to the State's economy. Travel and tourism's $12.6 billion economic impact in 2000 represented a 6.5% increase over 1999. The North Carolina travel and tourism industry directly supports 204,100 jobs, or 5.2% of total non-agricultural employment.

Government
----------

          State governmental powers are divided among the legislative, executive and judicial branches.

          The General Assembly, the legislative branch, is composed of the 50-member Senate and 120-member House of Representatives and has three major functions: to enact general and local laws governing the affairs of the State, to provide and allocate funds for operating State government by enacting revenue and appropriation laws, and to study regulation and funding aspects of State operations. The main work of the General Assembly is the enactment of legislation. The General Assembly is required by law to meet on a biennial basis, a budget being adopted for each biennium. For the past 20 years the General Assembly has met annually for the purpose of reviewing the State's budget and financial condition.

          The Governor, elected for a four-year term, is the chief officer of the executive branch. He functions as director of the budget, with responsibilities for all phases of budgeting from initial preparation to final execution. He is commander-in-chief of the State military and is chairman of the Council of State, which is composed of the elected officials of the executive branch. The Constitution of the State permits the Governor and Lieutenant Governor to serve two conservative terms. The Governor has the power to veto budgetary and certain other legislative matters.

          The judicial branch administers, through a unified system of courts, the judicial powers of the State in the areas of civil and criminal law.

Revenue Structure
-----------------

          The State has three major operating funds that receive revenues and from which moneys are expended: the General Fund, the Highway Fund and the Highway Trust Fund. The taxes described below produce a majority of the State's tax revenue. All revenues are collected by the Department of Revenue, except the highway use tax on motor vehicle sales and motor vehicle licenses tax and fees, which are collected by the Department of Transportation. There are no prohibitions or limitations in the North Carolina Constitution on the State's power to levy taxes, except the income tax rate limitation of 10% and a prohibition against a capitation or "poll" tax.

General Fund
------------

          The proceeds of the taxes hereinafter described are deposited in the General Fund.

Tax Revenue
-----------

          Individual Income Tax -- State taxable income is determined by making certain statutory adjustments to federal taxable income. State tax due is computed under a four-tiered bracket system with tax rates of 6%, 7%, 7.75% and 8.25%; the breaking points for the higher marginal tax rates vary according to filing status. The 8.25% rate terminates after December 31, 2003. The North Carolina Constitution limits the maximum tax rate to 10% of net income.

          Corporation Income Tax -- A tax is levied at the rate of 6.9% on net income of both foreign and domestic corporations. Net income is derived by making certain adjustments to the federal taxable net income of corporations such as taxes on income and excess profits and interest on obligations of the United States. Corporations having income both within and without the State apportion their income according to a three factor formula based on payroll, sales (double weighted) and value of property. Alternative formulas may be utilized with the approval of the Secretary of Revenue. The North Carolina Constitution limits the maximum tax rate to 10% of net income.

          Sales and Use Tax -- A general tax rate of 4.5% is levied on sales, use or rental of tangible personal property and selected services such as the rental of hotel and motel rooms and laundry and dry cleaning services. A sunset provision will reduce this rate to 4% on July 1, 2003. Preferential tax rates are also levied on sales, use or rental of specific types of property and services.

          Highway Use Tax on Motor Vehicle Rentals - Gross receipts from long-term lease or rental of motor vehicles (at least 365 continuous days to the same person) are taxed at the rate of 3%; gross receipts from short-term lease or rental of motor vehicles are taxed at the rate of 8%. For both short and long-term rentals, the maximum tax for a vehicle leased continuously to the same person is $1,000 for Class A and B commercial vehicles and $1,500 for all other vehicles. A 3% highway use tax is levied on the retail sale of motor vehicles with a maximum ceiling of $1,000 for Class A and B commercial vehicles and $1,500 for all other vehicles. Only collections of the 8% tax from short-term rentals are credited to the General Fund. A retailer engaged in the business of leasing or renting motor vehicles may elect to pay the 3% highway use tax on the retail value of motor vehicles (same maximums per vehicle as described above) purchased for lease or rental rather than the 3% or 8% tax on gross receipts from renting or leasing the vehicles. All collections of the 3% levy are credited to the Highway Trust Fund.

          Corporation Franchise Tax -- A franchise tax is levied on business corporations at the rate of $1.50 per $1,000 of the largest of three alternate bases. The bases are (a) the amount of the capital stock, surplus and undivided profits apportionable to the State; (b) 55% of the appraised value of property in the State subject to local taxation or (c) the book value of real and tangible personal property in the State less any debt outstanding which was created to acquire or improve real property in the State.

          Other Taxes -- Other taxes levied for support of the General Fund include a piped natural gas tax, alcoholic beverage tax, insurance tax, estate tax, tobacco products tax, a gift tax, freight care tax, and various privilege taxes.

Constitutional Provision
------------------------

          The State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget shall not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period.

Executive Budget Act
--------------------

          The Executive Budget Act, adopted by the General Assembly in 1925, sets out the procedure by which the State's budget is adopted and administered. The act requires the adoption of a balanced budget. General Statute 143-25 provides that the Governor, as ex officio Director of the Budget, "may reduce all of said appropriations, pro rata when necessary, to prevent an overdraft or deficit to the fiscal period for which such appropriations are made. The purpose and policy of this Article are to provide and insure that there shall be no overdraft or deficit in the General Fund of the State at the end of the fiscal period, growing out of appropriations for maintenance, and the Director of the Budget is directed and required to so administer this Article as to prevent any such overdraft or deficit. Prior to taking any action under this section to reduce appropriations pro rata, the Governor may consult with the Advisory Budget Commission." The North Carolina Constitution provides that any such reduction in appropriations shall be made "after first making adequate provision for the prompt payment of the principal of and interest on bonds and notes of the State according to their terms." The Governor may take less drastic action to reduce expenditures to maintain a balanced budget before the need for across-the-board appropriations reductions arises.

State Budget
------------

          The total State budget is supported from four primary sources of funds: (1) General Fund tax and nontax revenue, (2) Highway Fund and Highway Trust Fund tax and nontax revenue, (3) federal funds and (4) other receipts, generally referred to as departmental receipts.

          Federal funds comprise approximately 25% of the total State budget. The largest share of federal funds is designated to support programs of the Department of Health and Human Services such as income maintenance, vocational rehabilitation, and public health. The other major recipients of federal funds are public schools, universities, community colleges and transportation, including highway construction and safety.

          Departmental receipts consist of revenues that are received directly by the department and are not tax or non-tax revenue as designated by the General Assembly. Departmental receipts consist of tuition at the universities and community colleges, patient receipts at the hospitals and institutions, sale of goods and services, grants, and various other receipts. These receipts represent approximately 8% of the total State budget.

          All funds presented to and reviewed by the General Assembly and as to which the General Assembly takes dispositive action are considered "appropriated" or authorized by the General Assembly. Expenditures authorized from General Fund Revenue, Highway Fund Revenue and Highway Trust Fund Revenue are referred to as General Fund Appropriations, Highway Fund Appropriations and Highway Trust Fund Appropriations, respectively.

Authorized Biennial Budget
--------------------------

          Pursuant to the State's constitution, the State's budget is established biannually. The current biennium covers the period from July 1, 2001 to June 30, 2003. The budget for each
July 1 to June 30 fiscal year is required to be balanced.

          The General Fund appropriation is supported from four major sources of funds: (1) funds remaining from the previous fiscal year, referred to as the "Beginning Fund Balance": (2) tax revenue, including sales, individual and corporate taxes; (3) non-tax revenue, including court fees and investment income from state funds, and (4) transfers from the Highway Fund and the Highway Trust Fund.

          The General Fund continuation appropriations represent the appropriations necessary to maintain current levels of funding, excluding capital improvements, and provide for mandated increases. The General Fund continuation appropriations include inflationary increases related to medical costs associated with the medicaid programs, and other similar services mandated by State and Federal laws. In addition, other increases are reflected in increased costs associated with public school enrollment and staffing and operating prison facilities or other state facilities expected to be completed in the biennium.

          The 2001 Session of the General Assembly established the budget for the current biennium and its two fiscal years.

          The 2001 General Assembly included numerous provisions in the authorized 2001-02/2002-03 biennial budget which were designed to increase General Fund revenues. The Education/Human Services/Mental Health Revenue Initiatives included, among various other provisions, certain broad-based tax adjustments. A major component of the tax adjustments is an increase in the State sales tax rate from 4.0% to 4.5% effective October 16, 2001 to July 1, 2003. This change converts to a local option rate increase in July 2003, after which local tax reimbursements are repealed, saving the State approximately $300 million per year starting with the 2003-04 budget year. Another major component is the enactment of an 8.25% marginal income tax rate on incomes over $200,000 (married filing jointly). This new bracket is in effect for the 2001 through 2003 tax years.

          In addition, in the spring of 2001, the Governor established the Efficiency and Loophole Closing Commission. This Commission was charged with reviewing the existing North Carolina tax preferences to determine those which were no longer achieving their original intended purpose. Based on the Commission's recommendations, the General Assembly eliminated several tax preferences resulting in estimated additional revenues of $61.3 million and $64.3 million for 2001-02 and 2002-03, respectively.

          The General Assembly also reviewed opportunities to accelerate the collection of taxes due. Measures were enacted to accelerate the receipt of withholding, sales, and franchise taxes, as well as to increase compliance with these accelerated payment schedules. These actions are estimated to result in $112.1 million of additional revenue in the 2001-2002 fiscal year.

          The Department of Revenue was also given broader authority and resources to collect unpaid tax liabilities. It is estimated that this action will yield $50.0 million annually in debt collections.

          The 2001-02/2002-03 biennial budget for the General Fund includes $30.7 billion of planned expenditures. The majority of funding increases to continue existing service levels are in the education and human services areas. The single largest budget increase, $467.7 million in 2001-02 and $714.2 million in 2002-03, is for the Medicaid program. Other major funding increases include: $93.1 million in 2001-02 for the ABC Incentives Program; $158.6 million in 2001-02 and $255.9 million in 2002-03 for public school enrollment; $28.4 million in 2001-02 and 2002-03 for university enrollment; $10 million in 2001-02 and 2002-03 for community college enrollment; $8 million in 2001-02 and $12.5 million in 2002-03 for the North Carolina Health Choice program; and $15.0 million in 2001-02 for the Industrial Recruitment Competitive Fund.

          The biennial budget for the General Fund authorized funding for several new initiatives. They include $425.2 million in 2001-02 and $40.8 million in 2002-03 for public schools class size reductions; $6.5 million in 2001-02 and 2002-03 for the early childhood programs; and $2 million in 2001-02 and $2.8 million in 2002-03 for tax collection initiatives.

          The General Assembly adopted a compensation package that included an average 2.86% increase for teachers, an average 2.93% increase for principals and assistant principals and a $625 salary increase for all other state employees. In addition, funds were provided to support the employer's share of the increased cost of health insurance for teachers and state employees ($150 million in 2001-02 and $200 million in 2002-03).

          The General Assembly also authorized $47.5 million for a mental health trust fund, $15 million for HIPPA (federal Health Insurance Portability and Accountability Act) implementation, $125 million for the Repair and Renovation Reserve, and $32.9 million to match federal and local funds for water resources development projects.

State Indebtedness
------------------

          The Constitution provides in substance that the State shall not contract a debt, other than refunding debt, by borrowing money in any biennium and pledge its faith and credit to the payment thereof for an amount in excess of two-thirds of the amount by which the outstanding debt of the State shall have been reduced in the preceding biennium unless the proposed debt is submitted to Revenue Bonds which are payable solely from revenues received from 19 municipalities and approved by the voters at an election.

          The State is authorized by the Constitution to borrow in anticipation of the collection of taxes due and payable within the current fiscal year to an amount not exceeding 50% of such taxes. The State has not borrowed in anticipation of taxes since fiscal year 1959-60.

          There are no bonds of the State outstanding which contemplate the appropriation by the General Assembly of such amount as may be necessary to make up any deficiency in a debt service reserve thereof. Furthermore, no legislation has been enacted by the General Assembly which would authorize the issuance of any such bonds.

          On April 12, 2001, the State issued $9,905,000 Butner Water and Sewer System Revenue Bonds, Series 2001 for the purpose of financing the construction and equipping of improvements to the water and sanitary sewer facilities owned and operated by the State and serving the Community of Butner and the Camp Butner federal reservation, an unincorporated geographic area administered by the State through the Secretary of the North Carolina Department of Health and Human Services. The revenue bonds are special obligations of the State and are secured solely by a pledge of the net receipts of the water and sewer system. Neither the faith and credit nor the taxing power of the State or any political subdivision thereof is pledged for the payment of principal of or interest on the revenue bonds.

          Following the issuance of the Bonds, the State had $4,620,000,000 of authorized but unissued general obligation bonds. The State anticipates that all or a large portion of these bonds will be issued form time to time over the next several years. The timing and size of such issues will depend upon a number of factors, including the cash flow requirements of the State for the programs and projects to be financed with the proceeds of such bonds, the State's financial condition at the time bonds are proposed to be issued and market conditions.

          The State explores from time to time debt financing options other than the issuance of general obligation bonds. The
State may consider other financing options, such as lease-purchase or installment purchase financing, under appropriate circumstances.

Pending Litigation
------------------

          There are several cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer, an adverse decision in any of these cases would not materially adversely affect the State's ability to meet its financial obligations.

          The State is also involved in numerous claims and legal proceedings, many of which normally occur in governmental operations. A review of the status of outstanding lawsuits involving the State did not disclose other proceedings that are expected by the North Carolina Attorney General to materially adversely affect the State's ability to meet its financial obligations.

----------------------------------------------------------------
                     INVESTMENT RESTRICTIONS
----------------------------------------------------------------

          Unless specified to the contrary, and except with respect to paragraph number 1 below, which does not set forth a "fundamental" policy of the Florida Portfolio, the following restrictions apply to each Portfolio (except the Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios) and are fundamental policies which may not be changed with respect to each Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any Portfolio (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Portfolio's assets will not constitute a violation of that restriction.

          A Portfolio (applies to all Portfolios except the Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios):

          1.   May not purchase any security which has a maturity
               date more than one year(1) (397 days in the case
               of the New Jersey and Virginia Portfolios) from
               the date of such Portfolio's purchase;
--------

(1) Which maturity, pursuant to the Rule 2a-7, may extend to 397 days or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7. 2.

          2. May not invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction and those set forth in restrictions 4 and 5 below, a Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

          3. May not invest more than 25% of its total assets in municipal securities (a) whose issuers are located in the same state, or (b) the interest upon which is paid from revenues of similar-type projects, except that subsection (a) of this restriction 3 applies only to the General Portfolio;

          4. May not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) except that with respect to 25% of its total assets (50% in the case of the New York Portfolio, the California Portfolio, the Connecticut Portfolio, the New Jersey Portfolio, the Virginia Portfolio and the Florida Portfolio), (i) the General Portfolio may invest not more than 10% of such total assets in the securities of any one issuer and (ii) each of the New York, California, Connecticut, New Jersey, Virginia, Florida Portfolios may invest in the securities of as few as four issuers (provided that no more than 25% of the respective Portfolio's total assets are invested in the securities of any one issuer). For purposes of such 5% and 10% limitations, the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;(2)
--------
(2) To the extent that these restrictions are more permissive than the provisions of Rule 2a-7 as it may be amended from time to time, the Portfolio will comply with the more restrictive provisions of Rule 2a-7. As a matter of operating policy, pursuant to Rule 2a-7, The General Portfolio will invest no more than 5% of its assets in the securities of any one issuer, except that under Rule 2a-7, a Fund may invest up to 25% (subject, with respect to the General Portfolio, to not investing more than 10% per issuer) of its total assets in the first tier securities of a single issuer for a period of up to three business days. Each remaining Portfolio may, with respect to 75% of its assets, invest no more than 5% of its assets in the securities of any one issuer; the remaining 25% of each such Portfolio's assets may be invested in securities of one or more issuers provided that they are first tier securities. Fundamental policy (i) described herein with respect to the General Portfolio and (ii) with respect to all other Portfolios, would give the Portfolios the investment latitude described therein only in the event Rule 2a-7 is further amended in the future.

          5. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S.
               Government, its agencies or instrumentalities;

          6. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% of a Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may not be used to purchase investments and such Portfolio will not purchase any investment while any such borrowings exist;

          7. May not pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 6. To meet the requirements of regulations in certain states, a Portfolio, as a matter of operating policy, will limit any such pledging, hypothecating or mortgaging to 10% of its total assets, valued at market, so long as shares of such Portfolio are being sold in those states;

          8. May not make loans of money or securities except by the purchase of debt obligations in which a Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

          9. May not enter into repurchase agreements (i) not terminable within seven days if, as a result thereof, more than 10% of a Portfolio's total assets would be committed to such repurchase agreements (whether or not illiquid) or other illiquid investments,(3) (ii) with a particular vendor if immediately thereafter more than 5% of such Portfolio's assets would be committed to repurchase agreements entered into with such vendor; or
--------
(3) As a matter of operating policy, each Portfolio will limit its investment in illiquid securities to 10% of its net assets.

          10. May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts; (d) purchase any restricted securities or securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of a Portfolio's assets would be invested in such securities; (g) purchase or retain securities of any issuer if those officers and trustees of the Fund and officers and directors of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or
               (h) act as an underwriter of securities.

MASSACHUSETTS, PENNSYLVANIA, OHIO AND NORTH CAROLINA PORTFOLIOS

          THE FOLLOWING RESTRICTIONS ARE FUNDAMENTAL POLICIES OF
THE MASSACHUSETTS, PENNSYLVANIA, OHIO AND NORTH CAROLINA
PORTFOLIOS:

          Each Portfolio:

          1. May not invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction, the Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

          2. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may not be used to purchase investments and the Portfolio will not purchase any investment while any such borrowings exist;

          3. May not pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 2;

          4. May not make loans of money or securities except by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

          5. May not invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts; and

          6. May not act as an underwriter of securities.

          In addition, the Pennsylvania, Ohio and North Carolina
Portfolios may not issue senior securities except to the extent permitted by the 1940 Act.

          NON-FUNDAMENTAL POLICIES (MASSACHUSETTS, PENNSYLVANIA,
OHIO AND NORTH CAROLINA PORTFOLIOS)

          The following policies are not fundamental and may be changed by the Trustees without shareholder approval. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or in amount of the Portfolio's assets will not constitute a violation of that restriction. The Portfolio:

          1. May not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), except that with respect to 50% of the Portfolio's total assets the Portfolio may invest in the securities of as few as four issuers (provided that no more than 25% of the Portfolio's total assets are invested in the securities of any one issuer).(4) For purposes of this limitation, the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;
--------

(4) As a matter of operating policy, pursuant to Rule 2a-7, each Portfolio may, with respect to 75% of its assets, invest no more than 5% of its assets in the securities of any one issuer; the remaining 25% of the Portfolio's assets may be invested in securities of one or more issuers provided that they are first tier securities. Non-fundamental policy #1 described herein would give the Portfolio the investment latitude described therein only in the event Rule 2a-7 is further amended in the future.

          2. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

          3. May not invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects;

          4. May not enter into repurchase agreements not terminable within seven days if, as a result thereof, more than 10% of the Portfolio's net assets would be committed to such repurchase agreements;

          5. May not purchase any securities on margin;

          6. May not make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; and

          7. May not invest more than 10% of its net assets in illiquid securities.

----------------------------------------------------------------
                            MANAGEMENT
----------------------------------------------------------------

Trustee Information
-------------------

          The business and affairs of the9 Fund are managed under the direction of the Trustees. Certain information concerning the Fund's Trustees is set forth below.


                                                    PORTFOLIOS IN  OTHER
NAME, ADDRESS, AGE                                  FUND COMPLEX   DIRECTORSHIPS
OF TRUSTEE (YEARS    PRINCIPAL OCCUPATION(S)        OVERSEEN BY    HELD BY
OF SERVICE*)         DURING PAST 5 YEARS            TRUSTEE        TRUSTEE
------------         -------------------            -------         -------

INTERESTED TRUSTEE
John D. Carifa,**    President, Chief Operating     114             None
57, 1345 Avenue of   Office and a Director of
the Americas, New    Alliance Capital Management
York, NY 10105 (13)  Corporation ("ACMC"), with
                     which he has been associated
                     since prior to 1997.

DISINTERESTED
TRUSTEES

Sam Y. Cross,#+ 75,  Since prior to 1997,           15              None
200 East 66th        Executive Vice President of
Street, New York,    The Federal Reserve Bank of
NY 10021 (10)        New York and manager for
                     foreign operations for The
                     Federal Reserve System.  He
                     is Executive-In-Residence at
                     the School of International
                     and Public Affairs, Columbia
                     University.  He is also a
                     director of Fuji Bank and
                     Trust Co.

Charles H.P.         President of Middleton Place   15              None
Duell,#+ 64,         Foundation with which he has
Middleton Place      been associated since prior
Foundation, 4300     to 1997.  He is also a
Ashley River Road,   Trustee Emeritus of the
Charleston, SC       National Trust for Historic
29414 (17)           Preservation and serves as
                     Chairman of the Board of
                     Architectural Review, City of
                     Charleston.

William H. Foulk,    An Investment Adviser and an   110             None
Jr.,#+ 70, 2 Sound   independent consultant.  He
View Drive, Suite    was formerly Senior Manager
100, Greenwich, CT   of Barrett Associates, Inc.,
06830 (18)           a registered investment
                     adviser, with which he had
                     been associated since prior
                     to 1997.  He was formerly
                     Deputy Comptroller of the
                     State of New York and, prior
                     thereto, Chief Investment
                     Officer of the New York Bank
                     for Savings.

David K. Storrs,#+   President and Chief Executive  15              None
58, 2960 Post Road,  Officer of Alternative
Southport, CT 06890  Investment Group, LLC (an
(13)                 investment firm).  He was
                     formerly President of The
                     Common Fund (investment
                     management for educational
                     institutions) with which he
                     had been since prior to 1997.

Shelby White,#+ 64,  An author and financial        15              None
One Sutton Place     journalist.
South, New York, NY
10022 (10)

----------
*    There is no stated term of office for the Fund's Trustees.
**   Mr. Carifa is an "interested person", as defined in the Act, of the Fund because of an affiliation with Alliance.
#    Member of the Audit Committee.
+    Member of the Nominating Committee.

          The Fund's Trustees have two standing committees - an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Trustees in their oversight of the Fund's financial reporting process. The Audit Committee met two times during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies of the Trustees. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

          In approving the most recent annual continuance of the Fund's advisory agreement (the "Advisory Agreement"), the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested trustees meeting separately from the other Trustees with experienced counsel that is independent of the Adviser.

          The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of each Portfolio, as well as senior management's attention to any portfolio management issues, were considered. Each Portfolio's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the expense limitation provision in the Advisory Agreement that sets an expense cap on overall Portfolio expenses and provides for waiver of fees by the Adviser or reimbursement if needed to meet such cap, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent accountants in periodic meetings with the Fund's Audit Committee.

          In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of each Portfolio to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Trustees also considered the fees of each Portfolio as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Portfolio, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Portfolios, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions, and that the Advisory Agreement provides that each Portfolio reimburses the Adviser for the cost of providing certain administrative services. In evaluating each Portfolio's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Portfolios.

          The Trustees also considered the business reputation of the Adviser and its financial resources. The Trustees evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Trustees also considered information concerning the policies and procedures of the Adviser with respect to the execution of portfolio transactions.

          No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather, the Trustees concluded in light of a weighing and balancing of all factors considered that it was in the best interests of each Portfolio to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

          The dollar range of the Fund's securities owned by each Trustee and the aggregate dollar range of securities owned in the Alliance Fund Complex by each Trustee are set forth below.

                                                       Aggregate Dollar Range
                                                       of Equity Securities in
                            Dollar Range of Equity     the Alliance Fund
                            Securities in the Fund as  Complex as of
                            of December 31, 2001       December 31, 2001
                            --------------------       -----------------
John D. Carifa              Over $100,000              Over $100,000
Sam Y. Cross                $0 - $10,000               $10,001 - $50,000
Charles H.P. Duell          Over $100,000              Over $100,000
William H. Foulk, Jr.       $0 - $10,000               Over $100,000
David K. Storrs             $10,001 - $50,000          $10,001 - $50,000
Shelby White                $10,001 - $50,000          $10,001 - $50,000

Officer Information
-------------------

          Certain information concerning the Fund's officers is set forth below.

                                                       PRINCIPAL OCCUPATION
NAME, ADDRESS* AND AGE    POSITION(S) HELD WITH FUND   DURING PAST 5 YEARS**
----------------------    --------------------------   ---------------------

John D.  Carifa, 57       Chairman                     See biography above.

Ronald M. Whitehill, 64   President                    Senior Vice President of
                                                       ACMC** and Chief
                                                       Executive Officer of
                                                       Alliance Cash Management
                                                       Services with which he
                                                       has been associated since
                                                       prior to 1997.

Kathleen A. Corbet, 42    Senior Vice President        Executive Vice President
                                                       of ACMC** with which she
                                                       has been associated since
                                                       prior to 1997.

Drew A. Biegel, 51        Senior Vice President        Vice President of ACMC**
                                                       with which he has been
                                                       associated since prior to
                                                       1997.

John R. Bonczek, 42       Senior Vice President        Senior Vice President of
                                                       Alliance Fund
                                                       Distributors, Inc.
                                                       ("AFD")** with which he
                                                       has been associated since
                                                       prior to 1997.

Doris T. Muller, 38       Senior Vice President        Vice President of AFD**
                                                       with which she has been
                                                       associated since prior to
                                                       1997.

Patricia Ittner, 51       Senior Vice President        Vice President of ACMC**
                                                       with which she has been
                                                       associated since prior to
                                                       1997.

Robert I. Kurzweil, 51    Senior Vice President        Vice President of AFD**
                                                       with which he has been
                                                       associated since prior to
                                                       1997.

William E. Oliver, 53     Senior Vice President        Senior Vice President of
                                                       ACMC** with which he has
                                                       been associated since
                                                       prior to 1997.

Raymond J. Papera, 46     Senior Vice President        Senior Vice President of
                                                       ACMC** with which he has
                                                       been associated since
                                                       prior to 1997.

Frances M. Dunn, 31       Vice President               Vice President of ACMC**
                                                       with which she has been
                                                       associated since prior to
                                                       1997.

William J. Fagan, 40      Vice President               Assistant Vice President
                                                       of AFD** with which he
                                                       has been associated since
                                                       prior to 1997.

Linda N. Kelley, 42       Vice President               Assistant Vice President
                                                       of AFD** with which she
                                                       has been associated since
                                                       prior to 1997.

Eileen M. Murphy, 31      Vice President               Vice President of ACMC**
                                                       with which she has been
                                                       associated since prior to
                                                       1997.

Maria C. Sazon, 36        Vice President               Vice President of ACMC**
                                                       with which she has been
                                                       associated since prior to
                                                       1997.

Joseph R. LaSpina, 42     Vice President               Vice President of AFD**
                                                       with which he has been
                                                       associated since prior to
                                                       1997.

Edmund P. Bergan, Jr., 52 Secretary                    Senior Vice President and
                                                       the General Counsel of
                                                       AFD** and Alliance Global
                                                       Investor Services, Inc.
                                                       ("AGIS")** with which he
                                                       has been associated since
                                                       prior to 1997.

Mark D. Gersten, 52       Treasurer and Chief          Senior Vice President of
                          Financial Officer            AGIS** and Vice President
                                                       of AFD** with which he
                                                       has been associated since
                                                       prior to 1997.

Thomas R. Manley, 51      Controller                   Vice President of ACMC**
                                                       with which he has been
                                                       associated since prior to
                                                       1997.


-------------
*    The address of each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, AFD and AGIS are affiliates of the Fund.

          The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended June 30, 2002, the aggregate compensation paid to each of the Trustees during calendar year 1 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                    Total Number
                                                    of Registered  Total Number
                                                    Investment     of Investment
                                                    Companies      Portfolios
                                                    within the     within the
                                                    Alliance Fund  Alliance Fund
                                      Total         Complex,       Complex,
                                      Compensation  Including      Including the
                                      From the      the Fund,      Fund, as to
                                      Alliance Fund as to which    which the
                        Aggregate     Complex,      the Trustee    Trustee is a
Name of Trustee of the  Compensation  Including     is a Director  Director or
Fund                    from the Fund the Fund      or Trustee     Trustee
----                    ------------- ---------      ----------      -------

John D. Carifa          $  -0-        $    -0-      53              114
Sam Y. Cross            $3,652        $ 14,000      3               15
Charles H.P. Duell      $3,652        $ 14,000      3               15
William H. Foulk, Jr.   $3,401        $249,400      49              110
David K. Storrs         $3,652        $ 14,750      3               15
Shelby White            $3,652        $ 14,000      3               15

          As of October 4, 2002, the Trustees and officers as a group owned less than 1% of the shares of the Fund.

The Adviser
-----------

          The Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading global investment management firm supervising client accounts with assets as of June 30, 2002, totaling approximately $412 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

          Alliance, an investment adviser registered under the Investment Advisers Act of 1940, is a Delaware limited partnership, of which ACMC, a wholly-owned subsidiary of AXA Financial, Inc., a Delaware corporation ("AXA Financial"), is the general partner. ACMC is also the general partner of Alliance Capital Management Holding L.P. ("Alliance Holding"), which is a Delaware limited partnership whose equity interests are traded on the New York Stock Exchange, Inc. (the "Exchange"), in the form of units. As of June 30, 2002, Alliance Holding owned approximately 30% of the outstanding units of limited partnership interests in Alliance ("Alliance Units"). As of June 30, 2002, AXA Financial and certain of its wholly-owned subsidiaries and related entities owned approximately 52% of the Alliance Units. AXA Financial is the wholly-owned subsidiary of AXA, a company organized under the laws of France. AXA is the holding company for an international group of companies in the insurance, asset management and other financial services businesses. Based on information provided by AXA, on March 1, 2002, approximately 17.8% of the issued ordinary shares (representing 28.8% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of March 1, 2002, 69.5% of the shares (representing 79.5% of the voting power) of Finaxa were owned by four French mutual insurance companies (the "Mutuelles AXA") and 22.2% of the shares of Finaxa (representing 13.7% of the voting power) were owned by Paribas, a French bank. On March 1, 2002, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.6% of the issued ordinary shares (representing 33.2% of the voting power) of AXA.

          Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for each Portfolio of the Fund and pays all compensation of Trustees of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, with management supervision and assistance and office facilities. Under the Advisory Agreement, each of the Portfolios pays an advisory fee at the annual rate of .50 of 1% of the first $1.25 billion of the average daily value of its net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets, .46 of 1% of the next $1 billion of such assets and .45 of 1% of the average daily net assets of the respective Portfolio in excess of $3 billion. The fee is accrued daily and paid monthly. Pursuant to the Advisory Agreement the Adviser will reimburse a Portfolio to the extent that its net expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year.

          For the fiscal years ended June 30, 2000, 2001 and 2002, the Adviser received from the General Portfolio an advisory fee of $6,536,878, $7,022,891 and $6,703,181, respectively.

          For the fiscal year ended June 30, 2000, the Adviser received from the New York Portfolio an advisory fee of $3,196,404 (net of $126,125 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2001, the Adviser received from the New York Portfolio an advisory fee of $4,352,755 (net of $51,641 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2002, the Adviser received from the New York Portfolio an advisory fee of $3,895,778 (net of $68,375 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year.

          For the fiscal years ended June 30, 2000, 2001 and 2002, the Adviser received from the California Portfolio an advisory fee of $4,417,425, $3,952,866 and $2,571,999, respectively.

          For the fiscal year ended June 30, 2000, the Adviser received from the Connecticut Portfolio an advisory fee of $714,864 (net of $112,692 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2001, the Adviser received from the Connecticut Portfolio an advisory fee of $902,410 (net of $78,542 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2002, the Adviser received from the Connecticut Portfolio an advisory fee of $702,160 (net of $126,233 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year.

          For the fiscal year ended June 30, 2000, the Adviser received from the New Jersey Portfolio an advisory fee of $1,057,894 (net of $185,664 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2001, the Adviser received from the New Jersey Portfolio an advisory fee of $1,521,458 (net of $104,865 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2002, the Adviser received from the New Jersey Portfolio an advisory fee of $1,480,794 (net of $123,051 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year.

          For the fiscal year ended June 30, 2000, the Adviser received from the Virginia Portfolio an advisory fee of $581,332 (net of $97,926 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2001, the Adviser received from the Virginia Portfolio an advisory fee of $630,748 (net of $82,472 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2002, the Adviser received from the Virginia Portfolio an advisory fee of $648,100 (net of $101,134 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year.

          For the fiscal year ended June 30, 2000, the Adviser received from the Florida Portfolio an advisory fee of $813,484 (net of $154,360 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2001, the Adviser received from the Florida Portfolio an advisory fee of $1,142,027 (net of $66,339 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2002, the Adviser received from the Florida Portfolio an advisory fee of $1,108,236 (net of $100,737 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year.

          For the fiscal year ended June 30, 2000, the Adviser received from the Massachusetts Portfolio an advisory fee of $270,972 (net of $155,015 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2001, the Adviser received from the Massachusetts Portfolio an advisory fee of $486,755 (net of $111,064 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2002, the Adviser received from the Massachusetts Portfolio an advisory fee of $400,787 (net of $158,522 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year.

          For the period July 31, 2000 (commencement of operations) through June 30, 2001, the Adviser received from the Pennsylvania Portfolio an advisory fee of $216,020 (net of $173,239 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets). For the fiscal year ended June 30, 2002, the Adviser received from the Pennsylvania Portfolio an advisory fee of $293,840 (net of $160,220 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year.

          For the period January 2, 2001 (commencement of operations) through June 30, 2001, the Adviser waived or reimbursed the full amount of its fee of $38,438 for the Ohio Portfolio. For the fiscal year ended June 30, 2002, the Adviser reimbursed the full amount of its fee of $82,007 to the Ohio Portfolio.

          For the period May 7, 2001 (commencement of operations) through June 30, 2001, the Adviser waived or reimbursed the full amount of its fee of $5,157 for the North Carolina Portfolio. For the fiscal year ended June 30, 2002, the Adviser reimbursed the full amount of its fee of $34,020 to the North Carolina Portfolio.

          In accordance with the Distribution Services Agreement described below, the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Fund. The Fund also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Commission and with state regulatory authorities. The Fund pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, accounting, administrative and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of the Fund's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates; if so done, the services are provided to the Fund at cost and the payments therefore must be specifically approved in advance by the Fund's Trustees. In respect of the Adviser's services to the Portfolios for the fiscal year ended June 30, 2002, the Adviser received $115,000 from the General Portfolio; $102,000 from the New York Portfolio; $102,000 from the California Portfolio; $99,000 from the Connecticut Portfolio; $99,000 from the New Jersey Portfolio; $99,000 from the Virginia Portfolio; $99,000 from the Florida Portfolio; $99,000 from the Massachusetts Portfolio; $99,000 from the Pennsylvania Portfolio; $0 from the Ohio Portfolio; and $0 from the North Carolina Portfolio.

          The Fund has made arrangements with certain broker-dealers, including Sanford C. Bernstein & Co., LLC ("Bernstein"), an affiliate of the Adviser, whose customers are Fund shareholders pursuant to which payments are made to such broker-dealers performing recordkeeping and shareholder servicing functions. Such functions may include opening new shareholder accounts, processing purchase and redemption transactions, and responding to inquiries regarding the Fund's current yield and the status of shareholder accounts. The Fund pays fully disclosed and omnibus broker dealers (including Bernstein) for such services. The Fund may also pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses fully-disclosed broker-dealers at cost for personnel expenses involved in providing such services. All such payments must be approved or ratified by the Trustees. For the fiscal years ended June 30, 2000, 2001 and 2002, broker-dealers were reimbursed, $1,956,064, $2,206,524 and $2,142,359, respectively, by the
General Portfolio; $883,652, $1,256,599 and $1,183,963,
respectively, by the New York Portfolio; $1,117,525, $1,125,617 and $752,409, respectively, by the California Portfolio; $228,239, $250,302 and $242,908, respectively, by the Connecticut Portfolio; $415,151, $512,024 and $503,280, respectively, by the New Jersey Portfolio; $150,548, $153,200 and $189,640,
respectively, by the Virginia Portfolio; $269,804, $345,413 and $351,340, respectively, by the Florida Portfolio; and $114,486, $147,344 and $160,216, respectively, by the Massachusetts Portfolio. For the period July 31, 2000 (commencement of operations) through June 30, 2001, broker-dealers were reimbursed $77,678 by the Pennsylvania Portfolio. For the fiscal year ended June 30, 2002, broker-dealers were reimbursed $92,415 by the Pennsylvania Portfolio. For the period January 2, 2001 (commencement of operations) through June 30, 2001, broker-dealers were reimbursed $18,517 by the Ohio Portfolio. For the fiscal year ended June 30, 2002, broker-dealers were reimbursed $9,351 by the Ohio Portfolio. For the period May 7, 2001 (commencement of operations) through June 30, 2001, broker-dealers were reimbursed $1,730 by the North Carolina Portfolio. For the fiscal year ended June 30, 2002, broker-dealers were reimbursed $5,310 by the North Carolina Portfolio. A portion of these fees were paid to the Adviser and its affiliates.

          The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement remains in effect from year to year provided that such continuance is specifically approved at least annually by a vote of a majority of the outstanding shares of the Fund or by the Fund's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Agreement, or interested persons as defined in the Act. Most recently, continuance of the Advisory Agreement for an additional annual term was approved by the vote, cast in person by all the Trustees of the Fund who neither were interested persons of the Fund nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 10, 2002.

          The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of the Fund; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

Distribution Services Agreement
-------------------------------

          Rule 12b-1 under the Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund has entered into a Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan"), with AFD (the "Distributor"), which applies to all Portfolios of the Trust. Pursuant to the Plan, the Fund makes payments each month to the Distributor in an amount that will not exceed, on an annualized basis, .25 of 1% of the Fund's aggregate average daily net assets. In addition, under the Agreement the Distributor makes payments for distribution assistance and for administrative, accounting and other services from its own resources which may include the management fee paid by the Fund.

          Payments under the Agreement are used in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Distributor and Bernstein, an affiliate of the Adviser, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and (ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement, the Trustees determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders.

          During the fiscal year ended June 30, 2002, the General Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $3,356,215 which constituted .25 of 1% of such Portfolio's average daily net assets during the year, and the Adviser made payments from its own resources as described above aggregating $3,614,557. Of the $6,970,772 paid by the General Portfolio and the Adviser under the Agreement, $19,966 was spent on the printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $9,614) and $6,950,806 for compensation to dealers (the Portfolio's pro rata share was approximately $3,346,813).

          During the fiscal year ended June 30, 2002 the New York Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $1,982,076 which constituted .25 of 1% of such Portfolio's average daily net assets during the year, and the Adviser made payments from its own resources as described above aggregating $2,072,753. Of the $4,054,829 paid by the New York Portfolio and the Adviser under the Agreement, $13,561 was spent on the printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $6,629) and $4,041,268 for compensation to dealers (the Portfolio's pro rata share was approximately $1,975,372.

          During the fiscal year ended June 30, 2002 the California Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $1,285,999 which constituted .25 of 1% of such Portfolio's average daily net assets during the year, and the Adviser made payments from its own resources as described above aggregating $1,433,065. Of the $2,719,064 paid by the California Portfolio and the Adviser under the Agreement, $8,510 was spent on the printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $4,025) and $2,710,554 for compensation to dealers (the Portfolio's pro rata share was approximately $1,282,092).

          During the fiscal year ended June 30, 2002, the Connecticut Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $414,197 which constituted .25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $394,146. Of the $808,343 paid by the Connecticut Portfolio and the Adviser under the Agreement, $895 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $459) and $807,448 for compensation of dealers (the Portfolio's pro rata share was approximately $413,736).

          During the fiscal year ended June 30, 2002, the New Jersey Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $801,922 which constituted .25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $840,915. Of the $1,642,837 paid by the New Jersey Portfolio and the Adviser under the Agreement, $5,920 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $2,890) and $1,636,917 for compensation of dealers (the Portfolio's pro rata share was approximately $798,979).

          During the fiscal year ended June 30, 2002, the Virginia Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $374,617 which constituted .25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $435,798. Of the $810,415 paid by the Virginia Portfolio and the Adviser under the Agreement, $2,556 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $1,182) and $807,859 for compensation of dealers (the Portfolio's pro rata share was approximately $373,473).

          During the fiscal year ended June 30, 2002 the Florida Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $604,486 which constituted .25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $789,755. Of the $1,394,241 paid by the Florida Portfolio and the Adviser under the Agreement, $2,775 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $1,203) and $1,391,466 for compensation of dealers (the Portfolio's pro rata share was approximately $603,340).

          During the fiscal year ended June 30, 2002, the Massachusetts Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $279,655 which constituted .25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $334,239. Of the $613,894 paid by the Massachusetts Portfolio and the Adviser under the Agreement, $2,231 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $1,016) and $611,663 for compensation of dealers (the Portfolio's pro rata share was approximately $278,612).

          During the fiscal year ended June 30, 2002, the Pennsylvania Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $227,030 which constituted .25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $272,653. Of the $499,683 paid by the Pennsylvania Portfolio and the Adviser under the Agreement, $1,846 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $839) and $497,837 for compensation of dealers (the Portfolio's pro rata share was approximately $226,167).

          During the fiscal year ended June 30, 2002, the Ohio Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $41,003 which constituted .25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $8,254. Of the $49,257 paid by the Ohio Portfolio and the Adviser under the Agreement, $1,647 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $1,371) and $47,610 for compensation of dealers (the Portfolio's pro rata share was approximately $39,631).

          During the fiscal year ended June 30, 2002, the North Carolina Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $17,010 which constituted .25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $19,043. Of the $36,053 paid by the North Carolina Portfolio and the Adviser under the Agreement, $4,405 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $2,078) and $31,648 for compensation of dealers (the Portfolio's pro rata share was approximately $14,932).

          The administrative and accounting services provided by broker-dealers, depository institutions and other financial institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the Fund. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative and accounting services described above. The Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

          The Treasurer of the Fund reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office.

          The Agreement for the Fund became effective on July 22, 1992. The Agreement may be continued annually thereafter if approved by a majority vote of the Trustees who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose. Most recently, continuance of the Agreement for an additional annual term was approved by the vote, cast in person by all the Trustees of the Fund who neither were interested persons of the Fund nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 10, 2002.

          All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of the Fund or by the Distributor. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than 60 days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of the Fund, or by the Distributor and will terminate automatically in the event of its assignment.

          The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc., which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to ..75% and .25%, respectively, of average annual net assets.

----------------------------------------------------------------
                PURCHASES AND REDEMPTION OF SHARES
----------------------------------------------------------------

          The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

          Accounts Maintained Through Financial Intermediaries
Permitting Direct Purchases and Redemptions:

          Opening Accounts-New Investments

          A. When Funds are Sent by Wire (the wire method permits immediate credit)

          1) Telephone the Fund toll-free at (800) 221-5672. The Fund will ask for the name of the account as you wish it to be registered, address of the account, and taxpayer identification number (social security number for an individual). The Fund will then provide you with an account number.

          2)   Instruct your bank to wire Federal funds (minimum
               $1,000) exactly as follows:

               ABA  0110 00028
               State Street Bank and Trust Company
               Boston, MA 02101
               Alliance Municipal Trust
               DDA  9903-279-9

               Your account name as registered with the Fund

               Your account number as registered with the Fund

          3)   Mail a completed Application Form to:

               Alliance Global Investor Services, Inc.
               Attn: Money Funds
               P.O. Box 786003
               San  Antonio, Texas 78278-6003

          B.   When Funds are Sent by Check

          1)   Fill out an Application Form.

          2) Mail the completed Application Form along with your check or negotiable bank draft (minimum
               $1,000), payable to "Alliance Municipal Trust," to
               AGIS, P.O. Box 786003, San Antonio, Texas
               78278-6003.

Subsequent Investments
----------------------

          A.   Investments by Wire (to obtain immediate credit)

          Instruct your bank to wire Federal funds (minimum $100) to State Street Bank and Trust Company ("State Street
          Bank") as in A(2) above.

          B.   Investments by Check

          Mail your check or negotiable bank draft (minimum
$100), payable to "Alliance Municipal Trust," to AGIS, P.O. Box
786003, San Antonio, Texas 78278-6003.

          Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

Investments Made by Check
-------------------------

          Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt and, thus, is then invested in the Fund. Checks drawn on banks which are not members of the Federal Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

          Proceeds from any subsequent redemption by you of Fund shares that were purchased by check or electronic funds transfer will not be forwarded to you until the Fund is reasonably assured that your check or electronic funds transfer has cleared, up to fifteen days following the purchase date. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

Redemptions
-----------

     A.   By Telephone

          You may withdraw any amount from your account on any Fund business day (i.e., any weekday exclusive of days on which the Exchange or State Street Bank is closed) via orders given to AGIS by telephone toll-free (800) 221-5672. Such redemption orders must include your account name as registered with the Fund and the account number.

          If your telephone redemption order is received by AGIS prior to 12:00 Noon (Eastern time), we will send the proceeds in Federal funds by wire to your designated bank account that day. The minimum amount for a wire is $1,000. If your telephone redemption order is received by AGIS after 12:00 Noon and before 4:00 p.m., we will wire the proceeds the next business day. You also may request that proceeds be sent by check to your designated bank. Redemptions are made without any charge to you.

          During periods of drastic economic or market developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iii) held in any retirement plan account. Neither the Fund nor the Adviser, nor AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

     B.   By Checkwriting

          With this service, you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First, you must fill out the Signature Card which is with the Application Form. If you wish to establish this checkwriting service subsequent to the opening of your Fund account, contact the Fund by telephone or mail. There is no separate charge for the checkwriting service, except that State Street Bank may impose charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. There may be a charge for check reorders.

          The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.

     C.   By Mail

          You may withdraw any amount from your account at any time by mail. Written orders for withdrawal, accompanied by duly endorsed certificates, if issued, should be mailed to AGIS, P.O. Box 786003, San Antonio, Texas 78278-6003. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption, and accompanying certificates, if any, must be signed by all owners of the account with the signatures guaranteed by an institution which is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

----------------------------------------------------------------
                      ADDITIONAL INFORMATION
----------------------------------------------------------------

          Automatic Investment Program. A shareholder may purchase shares of the Fund through an automatic investment program through a bank that is a member of the National Automated Clearing House Association. Purchases can be made on a Fund business day each month designated by the shareholder. Shareholders wishing to establish an automatic investment program should write or telephone the Fund or AGIS at (800) 221-5672.

          Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to State Street Bank and Trust Company ("State Street Bank"). Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. For example, the Fund's Distributor accepts purchase orders from its customers up to 2:15 p.m. (Eastern time) for issuance at the 4:00 p.m. (Eastern time) transaction time and price. A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

          Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to State Street Bank for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

          All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value. To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, checkwriting or periodic redemption procedures. The Fund reserves the right to reject any purchase order.

          Arrangements for Telephone Redemptions. If you wish to use the telephone redemption procedure, indicate this on your Application Form and designate a bank and account number to receive the proceeds of your withdrawals. If you decide later that you wish to use this procedure, or to change instructions already given, send a written notice to AGIS, P.O. Box 786003, San Antonio, Texas 78278-6003, with your signature guaranteed by an institution which is an eligible guarantor. For joint accounts, all owners must sign and have their signatures guaranteed.

          Retirement Plans. The Fund's objectives of safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives may make it a suitable investment vehicle for part or all of the assets held in various tax-deferred retirement plans. The Fund has available forms of individual retirement account (IRA), simplified employee pension plans (SEP), 403(b)(7) plans and employer-sponsored retirement plans (Keogh or HR10 Plan). Certain services described in this prospectus may not be available to retirement accounts and plans. Persons desiring information concerning these plans should write or telephone the Fund or AGIS at (800) 221-5672.

          The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, is the custodian under these plans. The custodian charges a nominal account establishment fee and a nominal annual maintenance fee. A portion of such fees is remitted to AGIS to compensate that organization for services rendered to retirement plan accounts maintained with the Fund.

          Periodic Distribution Plans. Without affecting your right to use any of the methods of redemption described above, by checking the appropriate boxes on the Application Form, you may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan you receive monthly payments of all the income earned in your Fund account, with payments forwarded by check or electronically via the Automated Clearing House ("ACH") network shortly after the close of the month. Under the Systematic Withdrawal Plan, you may request payments by check or electronically via the ACH network in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature-guaranteed letter to the Fund, such periodic payments to be sent to another person. Shareholders wishing either of the above plans electronically through the ACH network should write or telephone the Fund or AGIS at (800) 221-5672.

          The Fund has the right to close out an account if it has a zero balance on December 31 and no account activity for the first six months of the subsequent year. Therefore, unless this has occurred, a shareholder with a zero balance, when reinvesting, should continue to use his account number. Otherwise, the account should be re-opened pursuant to procedures described above or through instructions given to a financial intermediary.

          A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday on which the Exchange is open for trading and State Street Bank is open. The Exchange is generally closed on national holidays and on Martin Luther King, Jr. Day and Good Friday; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. On any such day that is an official bank holiday, neither purchases nor wired redemptions can become effective because Federal funds cannot be received or sent by State Street Bank. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings), when trading on the Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and the income earned. No interest will accrue on uncashed redemption checks.

----------------------------------------------------------------
        DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE
----------------------------------------------------------------

          All net income of each Portfolio is determined after the close of each business day, currently 4:00 p.m. Eastern time (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record of that Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs. No interest will accrue on uncashed distribution checks.

          A Portfolio's net income consists of all accrued interest income on Portfolio assets less expenses allocable to that Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses are reflected in a Portfolio's net asset value and are not included in net income. Net asset value per share of each Portfolio is expected to remain constant at $1.00 since all net income of each Portfolio is declared as a dividend each time net income is determined and net realized gains and losses are expected to be relatively small.

          The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

          Pursuant to Rule 2a-7 the Fund currently treats a municipal security which has a variable or floating rate of interest as having a maturity equal to the period prescribed by such rule. The Fund maintains procedures designed to maintain, to the extent reasonably possible, the price per share of each Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees to the extent required by Rule 2a-7 under the Act at such intervals as they deem appropriate to determine whether and to what extent the net asset value of each Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

          The net asset value of the shares of each Portfolio is determined each business day (and on such other days as the Trustees deem necessary) at 12:00 Noon and 4:00 p.m. Eastern time. The net asset value per share of a Portfolio is calculated by taking the sum of the value of that Portfolio's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

----------------------------------------------------------------
                              TAXES
----------------------------------------------------------------

Federal Income Tax Considerations
---------------------------------

          Each of the Fund's Portfolios has qualified for each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since each Portfolio of the Fund distributes all of its net income and capital gains, each Portfolio should thereby avoid all Federal income and excise taxes.

          For shareholders' Federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio of the Fund generally are not subject to Federal income tax. See, however, "Investment Objectives and Policies-Alternative Minimum Tax" above.

          Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Long-term capital gains, if any, distributed by a Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Distributions of short and long-term capital gains, if any, are normally made once each year near calendar year-end, although such distributions may be made more frequently if necessary in order to maintain a Portfolio's net asset value at $1.00 per share.

          Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio of the Fund is not deductible for Federal income tax purposes. Under rules of the Internal Revenue Service for determining when borrowed funds are used for purchasing or carrying particular assets, shares may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Further, persons who are "substantial users" (or related persons) of facilities financed by private activity bonds (within the meaning of Section 147(a) of the Code) should consult their tax advisers before purchasing shares of any Portfolio.

          Substantially all of the dividends paid by each Portfolio are anticipated to be exempt from Federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from Federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

          For each Portfolio, except the New York and Connecticut
Portfolios, distributions out of income earned from U.S.
Government securities will be exempt from state personal income or other state taxes described below.

State Income Tax Considerations
-------------------------------

          General Portfolio. Shareholders of the General
Portfolio may be subject to state and local taxes on distributions from the General Portfolio, including distributions which are exempt from Federal income taxes. Each investor should consult his own tax adviser to determine the tax status of distributions from the General Portfolio in his particular state and locality.

          New York Portfolio. Shareholders of the New York Portfolio who are individual residents of New York are not subject to the New York State or New York City personal income taxes on distributions from the New York Portfolio which are designated as derived from municipal securities issued by the State of New York or its political subdivisions or securities otherwise exempt from New York state income tax. Distributions from the New York Portfolio are, however, subject to the New York Corporate Franchise Tax payable by corporate shareholders.

          California Portfolio. Shareholders of the California Portfolio who are individual residents of California are not subject to the California personal income tax on distributions from the California Portfolio which are designated as derived from municipal securities issued by the State of California or its political subdivisions or securities otherwise exempt from California state income tax. Distributions from the California Portfolio are, however, subject to the California Corporate Franchise Tax payable by corporate shareholders.

          Connecticut Portfolio. Shareholders of the Connecticut Portfolio who are individual residents of Connecticut are not subject to Connecticut personal income taxes on distributions from the Connecticut Portfolio which are designated as derived from municipal securities issued by the State of Connecticut or its political subdivisions or securities otherwise exempt from Connecticut state income tax. Distributions from the Connecticut Portfolio are, however, subject to the Connecticut Corporation Business Tax payable by corporate shareholders.

          New Jersey Portfolio. Shareholders of the Portfolio who are individual residents of New Jersey are not subject to the New Jersey personal income tax on distributions from the Portfolio which are designated as derived from municipal securities issued by the State of New Jersey or its political subdivisions or securities otherwise exempt from New Jersey state income tax, such as obligations issued by the governments of Guam, Puerto Rico and the Virgin Islands. Distributions from the Portfolio are, however, subject to the New Jersey Corporation Business (Franchise) Tax payable by corporate shareholders.

          Virginia Portfolio. Shareholders of the Virginia
Portfolio who are individual residents of Virginia are not subject to the Virginia personal income tax on distributions from the Portfolio which are designated as derived from municipal securities issued by the Commonwealth of Virginia or its political subdivisions or securities otherwise exempt from Virginia state income tax, such as obligations issued by the governments of Guam, Puerto Rico and the Virgin Islands.

          Florida Portfolio. Dividends paid by the Portfolio to individual Florida shareholders will not be subject to Florida income tax, which is imposed only on corporations. However, Florida currently imposes an "intangible tax" at the rate of $1.00 per $1,000 taxable value of certain securities, such as shares of the Portfolio, and other intangible assets owned by Florida residents. U.S. Government Securities and Florida municipal securities are exempt from this intangible tax. It is anticipated that the Portfolio's shares will qualify for exemption from the Florida intangible tax. In order to so qualify, the Portfolio must, among other things, have at least 90% of the net asset value of its portfolio invested in U.S. Government Securities and Florida municipal securities on December 31 of any year. Exempt-interest dividends paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax.

          Massachusetts Portfolio. Individual and other noncorporate shareholders of the Portfolio will not be subject to Massachusetts personal income tax on distributions by the Portfolio to the extent such distributions are derived from interest on Massachusetts obligations or securities otherwise exempt from Massachusetts state income tax, such as bonds issued by the governments of Puerto Rico and Guam. Further, such shareholders will not be subject to Massachusetts personal income tax on long-term capital gains distributions made by the Portfolio to the extent such distributions are derived from gains on Massachusetts municipal obligations which were issued under specific legislation exempting gain on such obligations from Massachusetts personal income taxation. Distributions by the Portfolio will not be excluded from the net income of corporations and shares of the Portfolio will not be excluded from the net worth of intangible property corporations in determining the Massachusetts excise tax on corporations. Shares of the Portfolio will not be subject to Massachusetts local property taxes.

          Pennsylvania Portfolio. Substantially all of the dividends paid by the Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and the Pennsylvania corporate net income tax. Dividends will be exempt from such taxes to the extent attributable to interest received from the Portfolio's investments in Pennsylvania municipal securities and obligations issued by the governments of Puerto Rico, Guam and the Virgin Islands. Distributions of capital gain from the Portfolio are subject to Pennsylvania individual, fiduciary and corporate income taxes, but are not taxable for purposes of the Philadelphia School District income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

          Ohio Portfolio. Substantially all of the distributions of income and capital gains paid by the Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and such distributions will not be includable in the net income tax base of the Ohio franchise tax. Distributions will be so exempt to the extent that they are derived from Ohio municipal securities and obligations of the territories and possessions of the United States, provided that at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio municipal securities or similar obligations of other states or their subdivisions. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

          North Carolina Portfolio. Shareholders of the North Carolina Portfolio who are individual shareholders resident in North Carolina and shareholders that are trusts or estates will not be subject to North Carolina income tax on distributions received from the Portfolio to the extent such distributions are exempt from federal income tax and attributable to interest on obligations of North Carolina or its political subdivisions; nonprofit educational institutions organized or chartered under the laws of North Carolina; Guam, Puerto Rico or the Virgin Islands including the governments thereof or their agencies, instrumentalities and authorities. These North Carolina income tax exemptions will be available only if the Portfolio complies with the requirement of the Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt from federal income tax under Section 103(a) of the Code. Other distributions from the Portfolio (except distributions of capital gains attributable to the sale by the Portfolio of an obligation the profit from which is exempt by a North Carolina statute) will generally not be exempt from North Carolina income tax. Shares of the Portfolio will not be subject to an intangibles tax in North Carolina.

----------------------------------------------------------------
                       GENERAL INFORMATION
----------------------------------------------------------------

          Portfolio Transactions. Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

          The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal years ended June 30, 2000, 2001 and 2002, the Fund paid no brokerage commissions.

          Capitalization. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the Investment Company Act of 1940 and the law of the Commonwealth of Massachusetts. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series for the election of Trustees and on any other matter affecting all Portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as separate classes.

          As of October 4, 2002, there were 3,036,926,987 shares of beneficial interest of the Fund outstanding. Of this amount 1,192,083,040 were for the General Portfolio; 533,299,501 were for the New York Portfolio; 337,001,016 were for the California Portfolio; 129,238,014 were for the Connecticut Portfolio; 283,737,003 were for the New Jersey Portfolio; 150,074,841146,300,669 were for the Virginia Portfolio; 222,664,765 were for the Florida Portfolio; 80,870,317 were for the Massachusetts Portfolio, 88,941,112 were for the Pennsylvania Portfolio, 16,213,009 were for the Ohio Portfolio and 6,578,541 were for the North Carolina Portfolio. To the knowledge of the Fund the following persons owned of record and beneficially, 5% or more of the outstanding shares of the Portfolio as of October 4, 2002.

                                        No. of          % of
                                        Shares          Class
                                        ------          -----

General Portfolio
-----------------

Pershing As Agent                       781,032,048     65.52%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

Janney Montgomery Scott                  96,636,456      8.11%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
1801 Market Street
Philadelphia, PA  19103-1628

New York Portfolio
------------------

Janney Montgomery Scott                  37,732,306      7.08%
As Agent Omnibus A/C for
Exclusive Benefit of Customers
1801 Market Street
Philadelphia, PA 19103-1628

U.S. Clearing Corp/Omnibus Acct          89,249,004     16.74%
FBO Customers
26 Broadway 12th Floor
New York, NY  10004-1703

Pershing As Agent                       340,001,610     63.75%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

California Portfolio
--------------------

U.S. Clearing Corp/Omnibus Acct          28,202,152      8.37%
FBO Customers
26 Broadway 12th Floor
New York, NY  10004-1703

Crowell Weedon and Co.                   42,050,789     12.48%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
One Wilshire Boulevard
624 S Grand Avenue
Los Angeles, CA 90017-3335

Pershing As Agent                       231,724,792     68.76%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

Connecticut Portfolio
---------------------

U.S. Clearing Corp/Omnibus Acct          21,229,499     16.43%
FBO Customers
26 Broadway 12th Floor
New York, NY  10004-1703

Pershing As Agent                        86,365,988     66.83%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

New Jersey Portfolio
--------------------

Janney Montgomery Scott                  19,564,345     6.90%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
1801 Market Street
Philadelphia, PA  19103-1628

U.S. Clearing Corp/Omnibus Acct          25,621,826     9.03%
FBO Customers
26 Broadway 12th Floor
New York, NY  10004-1703

Pershing As Agent                       211,994,274     74.72%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

Virginia Portfolio
------------------

Pershing As Agent                        44,796,805     30.62%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

Davenport & Co of Virginia Inc.          86,327,363     59.01%
As Agent Omnibus A/C for Exclusive
Benefit of Customers
One James Center
901 E. Cary Street
Richmond, VA  23219-4057

Florida Portfolio
-----------------

Janney Montgomery Scott                  15,312,482      6.88%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
1801 Market Street
Philadelphia, PA 19103-1628

U.S. Clearing Corp/Omnibus Acct          73,771,362     33.13%
FBO Customers
26 Broadway 12th Floor
New York, NY  10004-1703

Pershing As Agent                       112,770,323     50.65%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

Massachusetts Portfolio
-----------------------

Pershing As Agent                        36,018,951     44.54%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

U.S. Clearing Corp/Omnibus Acct          41,830,176     51.73%
FBO Customer
26 Broadway 12th Floor
New York, NY  10004-1703


Pennsylvania Portfolio
----------------------

Alliance Settlement                       5,759,275     6.48%
Attn: Procash
C/O Pershing
One Pershing Plaza 6th Floor
Jersey City, NJ 07399

Janney Montgomery Scott                  81,042,965     91.12%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
1801 Market Street
Philadelphia, PA 19103-1628

Ohio Portfolio
--------------

Pershing As Agent                         4,285,140     26.43%
Omnibus Account For
Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

Butler Wick & Co. Inc.                   11,490,367     70.87%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
700 City Centre One Bldg.
Youngstown, OH  44503

North Carolina Portfolio
------------------------

Davenport & Co. LLC                       6,345,573     96.46%
As Agent Omnibus A/C for
Exclusive Benefit of Customers
One James Center
901 E. Cary Street
Richmond, VA  23219-4057

          Shareholder Liability. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

          Custodian. State Street Bank and Trust Company, P.O.
Box 1912, Boston, Massachusetts 02105, serves as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase and sale of portfolio securities.

          Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New
York, counsel for the Fund and the Adviser

          Accountants. The Fund's independent accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New
York, New York 10036.

          Yield Quotations. Advertisements containing yield quotations for one or more Portfolios for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Such yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933.

          Yield quotations for a Portfolio are thus determined by
(i) computing the net change over a seven-day period, exclusive of the capital changes, in the value of a hypothetical pre-existing account having a balance of one share of such Portfolio at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (iii) multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. A Portfolio's effective annual yield represents a compounding of the annualized yield according to the formula:

          effective yield = [(base period return + 1) 365/7] - 1.

          Reports. You will receive semi-annual and annual reports of the Fund as well as a monthly summary of your account.
You can arrange for a copy of each of your account statements to be sent to other parties.

          Additional Information. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

----------------------------------------------------------------
   FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT ACCOUNTANTS
----------------------------------------------------------------

          The financial statements and the reports of PricewaterhouseCoopers LLP of Alliance Municipal Trust are incorporated herein by reference to its annual report filings made with the SEC pursuant to Section 30(b) of the Act and Rule 30b2-1 thereunder. The annual reports are dated June 30, 2002 and were filed on August 29, 2002 for the New York, Connecticut, New Jersey, Virginia, Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios and on September 3, 2002 for the General, California and Florida Portfolios. They are available without charge upon request by calling AGIS at (800) 221-5672. The Fund's financial statements include the financial statements of each of the Fund's Portfolios.

----------------------------------------------------------------
                            APPENDIX A
               DESCRIPTION OF MUNICIPAL SECURITIES
----------------------------------------------------------------

          Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

          1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

          2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

          3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

          4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

          5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National
Mortgage Association or the Government National Mortgage
Association.

          6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

          Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

          1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

          2. Revenue Bonds generally are secured by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these Bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

          3. Industrial Development Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These Bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such Bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

----------------------------------------------------------------
                            APPENDIX B
                 DESCRIPTION OF SECURITIES RATING
----------------------------------------------------------------

Municipal and Corporate Bonds and Municipal Loans
-------------------------------------------------

          The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

          The two highest ratings of Standard & Poor's
Corporation ("Standard & Poor's") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

Short-Term Municipal Loans
--------------------------

          Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

          Standard & Poor's highest rating for short-term municipal loans is SP-1. Standard & Poor's states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities and Commercial Paper
-----------------------------------------------

          "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by Standard & Poor's (Standard & Poor's does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while Standard & Poor's uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.




00250.0185 #361392